UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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☐      Soliciting Material Pursuant to § 240.14a-12

GOLDRICH MINING COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GOLDRICH MINING COMPANY 2607 Southeast Blvd., Suite B211 Spokane, Washington 99223
Notice of Special Meeting of Stockholders

To all Stockholders of Goldrich Mining Company:

You are invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Goldrich Mining Company (the “Company”). The Special Meeting will be held at the Company’s corporate offices at 2607 Southeast Blvd., Suite B211, Spokane Washington, 99223, on November 13, 2020 at 8 a.m. Pacific time. The purposes of the Special Meeting are:

1.To amend the Company’s Articles of Incorporation to increase the Company’s authorized capital from 250,000,000 shares of common stock to 750,000,000 shares of common stock; and

2.To amend the Company’s Restated 2008 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan to 16,129,304 shares, an amount that represents 10% of the Company’s issued and outstanding shares of common stock as of September 25, 2020; and

3.Any other business that may properly come before the Special Meeting.

The Board of Directors has fixed September 25, 2020, as the record date for the Special Meeting. Only stockholders of the Company of record at the close of business on September 25, 2020 will be entitled to notice of, and to vote at, the Special Meeting. A list of stockholders as of September 25, 2020, will be available at the Special Meeting for inspection by any stockholder. Stockholders will need to register at the Special Meeting to attend the Special Meeting. If your shares of common stock or preferred shares are not registered in your name, you will need to bring proof of your ownership of those shares to the Special Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Special Meeting. Please bring that documentation to the Special Meeting.

This Notice of Meeting, the accompanying proxy statement, the form of proxy and notes thereto for the Special Meeting, are first being made available to stockholders of the Company on or about October 2, 2020.

Whether or not you expect to attend the Special Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the Special Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock in person.

The Company intends to hold the Special Meeting in-person. However, the Company is carefully monitoring the public health impact of the coronavirus (COVID-19) on an ongoing basis, and may decide to forego the physical Special Meeting in favor of a virtual-only Special Meeting or some other alternative depending on the situation and the requirements of local laws and regulations. Pursuant to the emergency order of the Governor of the State of Alaska adopted on March 19, 2020 and extended on April 10, 2020, the Company may hold the Special Meeting pursuant to guidelines for virtual meetings adopted by the Board of Directors of the Company without regard to the in-person meeting requirements of Alaska Corporations Code AS 10.06.405(a). Further, we may provide notice of a change to a virtual meeting on a shorter timeframe than otherwise required by Alaska Corporations Code AS 10.06.410(a). While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, stockholders, employees and other stakeholders. In the event the Company decides to hold a virtual Meeting or some other alternative, shareholders will be notified and provided with additional details as soon as possible and we will post the change and such additional details to our website at www.goldrichmining.com.

By Order of the Board of Directors,

/s/ William Schara

William Schara

President and Chief Executive Officer

Goldrich Mining Company

2607 Southeast Blvd., Suite B211

Spokane, Washington 99223

October 2, 2020

GOLDRICH MINING COMPANY 2607 Southeast Blvd., Suite B211 Spokane, Washington 99223

Proxy Statement

for

Special Meeting of Stockholders

To Be Held November 13, 2020, 8 a.m. Pacific Time

Goldrich Mining Company Corporate Office

2607 Southeast Blvd., Suite B211, Spokane, Washington, 99223

Unless the context requires otherwise, references in this statement to “Goldrich Mining,” “Goldrich,” the “Company,” “we,” “us” or “our” refer to Goldrich Mining Company.

The Special Meeting of Stockholders of Goldrich Mining (referred to as the “Special Meeting”) will be held on November 13, 2020, at the Company’s corporate offices at 2607 Southeast Blvd., Suite B211, Spokane, Washington, 99223, at 8 a.m. Pacific time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (referred to as the “Board”) of proxies for this Special Meeting. We anticipate that this Proxy Statement and the form of proxy will first be available to holders of our shares of common stock on or about October 2, 2020.

You are invited to attend the Special Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing your proxy card over the internet, completing your proxy card over the telephone, completing, signing and faxing your proxy card to our Corporate Secretary, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting information form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 250,000,000 shares of common stock to 750,000,000 shares of common stock (the “Authorized Share Increase”) and FOR an amendment to the 2008 Restated Equity Incentive Plan to increase the number of shares authorized for issuance thereunder to 16,129,304 shares, an amount that represents 10% of the Company’s issued and outstanding shares of common stock on September 25, 2020 (“Stock Option Plan Amendment”).

Our common stock and our outstanding preferred stock are the only types of securities entitled to vote at the Special Meeting. Each holder of our Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock (collectively, the “Preferred Stock”) shall be entitled to vote on all matters upon which holders of common stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of common stock into which such holder’s shares of Preferred Stock could be converted. The Series A Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 6. We currently have 150,000 shares of Series A Preferred Stock outstanding which is convertible into 900,000 shares of common stock. The Series B Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 14,285.71. We currently have 200 shares of Series B Preferred Stock outstanding which is convertible into 2,857,142 shares of common stock. The Series C Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. We currently have 250 shares of Series C Preferred Stock outstanding which is convertible into 8,333,333 shares of common stock. The Series D Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. We currently have 150 shares of Series D Preferred Stock outstanding which is convertible into 5,000,000 shares of common stock. The Series E Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. We currently have 300 shares of Series E Preferred Stock outstanding which is convertible into 10,000,000 shares of common stock. The Series F Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. We currently have 153 shares of Series F Preferred Stock outstanding which is convertible into 5,100,000 shares of common stock. We referred to the shares of common stock and the Preferred Stock jointly in this proxy statement as “voting stock.”

Our corporate bylaws define a quorum as a majority of the issued and outstanding voting stock present in person or by proxy. Our Articles of Incorporation allow cumulative voting for directors only. A majority of the voting power of the voting stock present, whether in person or by proxy, is required to approve the Stock Option Plan Amendment. An affirmative vote of a majority of the Company’s issued and outstanding voting stock is required to approve the Authorized Share Increase. Further, under the Alaska Corporations Code, our shares of common stock must approve the Authorized Shares Increase by voting as a separate class from the Preferred Stock. Therefore, an affirmative vote of a majority of the Company’s issued and outstanding common stock is also required to approve the Authorized Shares Increase.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 13, 2020

In accordance with the rules of the United States Securities and Exchange Commission (“SEC”), we are now furnishing proxy materials on the internet pursuant to the “notice and access” rules. Instructions on how to access and review the proxy materials, which include this Proxy Statement and the accompanying form of proxy, on the internet can be found on the notice of access card sent to stockholders by the Company or in the voting instructions form you receive from your intermediary. The proxy materials, including this proxy statement and the form of proxy, will be available at https://materials.proxyvote.com/381431. You can also obtain directions to attend the meeting at this website.

The Company will provide to any stockholder, upon request, one copy of this Proxy Statement. Copies of the foregoing documents are also available on the Company’s website at http://www.goldrichmining.com and will be provided by the Company, upon request, by mail at 2607 Southeast Blvd., Ste. B211, Spokane, Washington 99223; by phone at (509) 535-7367; or by email at ggallagher@goldrichmining.com, free of charge to stockholders. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder and who requests a copy of any such document. Additional information relating to the Company is available electronically on EDGAR at www.sec.gov/edgar.shtml.

The Company intends to hold the Special Meeting in-person. However, the Company is carefully monitoring the public health impact of the coronavirus (COVID-19) on an ongoing basis and may decide to forego the physical Special Meeting in favor of a virtual-only Special Meeting or some other alternative depending on the situation and the requirements of local laws and regulations. Pursuant to the emergency order of the Governor of the State of Alaska adopted on March 19, 2020 and extended on April 10, 2020, the Company may hold the Special Meeting pursuant to guidelines for virtual meetings adopted by the Board of Directors of the Company without regard to the in-person meeting requirements of Alaska Corporations Code AS 10.06.405(a). Further, we may provide notice of a change to a virtual meeting on a shorter timeframe than otherwise required by Alaska Corporations Code AS 10.06.410(a). While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, stockholders, employees and other stakeholders. In the event the Company decides to hold a virtual Meeting or some other alternative, shareholders will be notified and provided with additional details as soon as possible and we will post the change and such additional details to our website at www.goldrichmining.com.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on September 25, 2020 and are entitled to vote at the Special Meeting. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Special Meeting to vote your shares.

When you sign the proxy card you appoint William Schara, Chief Executive Officer, President and Director to the Company and Ted Sharp, Chief Financial Officer, Corporate Secretary and Treasurer to the Company, as your representatives at the Special Meeting. As your representatives, they will vote your shares at the Special Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting, just in case your plans change.

If an issue properly comes up for vote at the Special Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed September 25, 2020, as the record date for the Special Meeting. Only holders of voting stock as of the close of business on that date will be entitled to vote at the Special Meeting.

How many shares are outstanding?

As of September 25, 2020, we had 161,293,043 shares of common stock issued and outstanding, and 151,053 shares of Preferred Stock issued and outstanding. We currently have 150,000 shares of Series A Preferred Stock outstanding which is convertible into 900,000 shares of common stock, 200 shares of Series B Preferred Stock outstanding which is convertible into 2,857,142 shares of common stock, 250 shares of Series C Preferred Stock outstanding which is convertible into 8,333,333 shares of common stock, 150 shares of Series D Preferred Stock outstanding which is convertible into 5,000,000 shares of common stock, 300 shares of Series E Preferred Stock outstanding which is convertible into 10,000,000 shares of common stock and 153 shares of Series F Preferred Stock outstanding which is convertible into 5,100,000 shares of common stock.

What am I voting on?

You are being asked to vote on the following:

1.To approve the Authorized Share Increase;

2.To approve the Stock Option Plan Amendment; and

3.Any other business that may properly come before the meeting.

How many votes do I get?

Each share of common stock is entitled to one vote. Each share of Preferred Stock is entitled to vote on an as converted basis. The Series A Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 6. The Series B Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 14,285.71. The Series C Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. The Series D Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. The Series E Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. The Series F Preferred Stock may be converted into such number of shares of common stock as is equal to 1 preferred share multiplied by 33,333.33. Cumulative voting rights are not authorized for matter at the Special Meeting and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the Authorized Share Increase and FOR the Stock Option Plan Amendment.

How do I vote?

You have several voting options. You may vote by:

–Completing your proxy card over the internet at the following website: https://www.transferonlinesolo.com/vote/;

–Signing and emailing your proxy card to: info@natco.com;

–Signing and mailing your proxy card that you received as part of the proxy materials to the attention of: NATCO, 50 West Liberty Street, Suite 880, Reno, NV 89501;

–Signing and faxing your proxy card to: 1-775-322-5623;

–Attending the Special Meeting and voting in person.

If your shares of voting stock are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Special Meeting?

We will pass out written ballots to anyone who wants to vote at the Special Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Special Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

–Signing another proxy with a later date and mailing it to the attention of: Ted Sharp, Chief Financial Officer, Corporate Secretary and Treasurer, at 2607 Southeast Blvd., Suite B211, Spokane, Washington 99223, so long as it is received prior to 11:59 p.m. Pacific time on November 12 , 2020;

–Delivering a written notice of the revocation of your proxy to the attention of: Ted Sharp, Chief Financial Officer, Corporate Secretary and Treasurer, at 2607 Southeast Blvd., Suite B211, Spokane, Washington 99223, so long as it is received prior to 11:59 p.m. Pacific time on November 12 , 2020; or

–Voting in person at the Special Meeting.

Beneficial Stockholders should refer to the instructions received from their stockbroker or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the Special Meeting?

To conduct the Special Meeting, the Company must have a quorum, which means that a majority of the outstanding voting stock of the Company as of the record date must be present at the Special Meeting. Your shares of voting stock will be counted as present at the Special Meeting if you:

–Submit a properly executed proxy card (even if you do not provide voting instructions); or

–Attend the Special Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since our bylaws state that matters presented at a meeting of the stockholders must be approved by the majority of the voting power of the voting stock present at the meeting and the Articles Amendment requires an affirmative vote of majority of the outstanding voting stock, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. The election of directors is considered a non-routine matter because the board’s nominees are running uncontested and brokers may not vote shares held in street name for their customers in relation to this item of business. The Proposal 1 - Authorized Share Increase is a routine matter, and Proposal 2 - Stock Option Amendment is a non-routine matter. Brokers may not vote shares held in street name for their customers in relation to Proposal 2 Stock Option Amendment .

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Special Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares of voting stock represented at the Special Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote AGAINST the other proposals herein.

How many votes are needed to approve the Authorized Share Increase?

The Authorized Share Increase will be approved if a majority of the outstanding voting power of the voting stock votes FOR the proposal. Further, under the Alaska Corporations Code because the Authorized Share Increase contains amendments to our Articles of Incorporation to increase the number of authorized shares of common stock, our shares of common stock must approve the Authorized Share Increase by voting as a separate class from the Preferred Stock. Therefore, an affirmative vote of a majority of the Company’s issued and outstanding common stock is also required to approve the Authorized Share Increase. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to approve the Stock Option Plan Amendment?

The Stock Option Plan Amendment will be approved if a majority of the voting power of the voting stock present at the Special Meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your shares will not be voted at the Special Meeting unless you attend the Special Meeting and vote your shares in person.

Where can I find the voting results of the Special Meeting?

We will publish the final results in a current report filing on Form 8-K with the SEC within four (4) business days of the Special Meeting.

Who will pay for the costs of soliciting proxies?

We will bear the cost of soliciting proxies. In an effort to have as large a representation at the Special Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of our common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2021 Annual Meeting of Stockholders?

Because we have not held an annual meeting of stockholders since 2013, in order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Ted Sharp, at Goldrich Mining Company, 2607 Southeast Blvd., Suite B211, Spokane, Washington 99223, and received no later than a reasonable time before we begin to print and send our proxy materials for the next annual meeting. You will be notified of the deadline in reports we subsequently file with the SEC, if and when a date for holding the next annual general meeting of shareholders is determined by our Board. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and not received within a reasonable time before we begin to print and send our proxy materials for the next annual meeting will be considered untimely pursuant to Rule 14a-5(e)(2) of the United States Securities and Exchange Act of 1934, as amended.

PROPOSAL 1 — AUTHORIZED SHARE INCREASE

Background

The Board has approved, subject to stockholders’ approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 250,000,000 shares, par value $0.10 per share, to 750,000,000 shares, par value $0.10 per share. A copy of the proposed amended Articles of Incorporation is attached hereto as Appendix B.

Increase Authorized Capital Amendment

Our Articles of Incorporation currently authorize us to issue a maximum of 250,000,000 shares, par value $0.10 per share. As of September 25, 2020, we had 161,293,043 shares of common stock issued and outstanding and outstanding options to purchase 1,075,000 shares of common stock at a weighted average price of $0.06, warrants to acquire 43,875,027 shares of common stock at a weighted average price of $0.035 and preferred shares convertible into 32,190,475 shares of common stock.

The Board of Directors believes that the increase in authorized shares of common stock will provide us with greater flexibility with respect to our capital structure for various purposes including equity financings, strategic relationships and stock-based acquisitions.

The Company does not currently have any obligation to issue any of the 500,000,000 shares of common stock if the Authorized Share Increase is approved. The Company does not have any binding agreements or the intention to enter into any known pending binding agreements regarding the issuance of any of the 500,000,000 shares of common stock being approved in accordance with the Authorized Share Increase. No officer, director, employee, or consultant has been granted or awarded, nor is there currently any promise by the Company to grant or award to such persons, any of the shares of common stock to be approved by the Authorized Share Increase nor does any such person have any other personal interest in the approval of the Authorized Share.

Vote Requirements

The Authorized Share Increase will be approved if a majority of the outstanding voting power of the voting stock votes FOR the proposal. Further, under the Alaska Corporations Code because the Authorized Shares Increase contains amendments to our Articles of Incorporation to increase the number of authorized shares of common stock, our shares of common stock must approve the Authorized Share Increase by voting as a separate class from the Preferred Stock. Therefore, an affirmative vote of a majority of the Company’s issued and outstanding common stock is also required to approve the Authorized Share Increase.

Amendments

	Current	Amended	Notes
Authorized Capital

The aggregate number of shares which the corporation shall have authority to issue is Two Hundred and Fifty Million (250,000,000) shares of common stock having a par value of ten cents ($0.10) per share and Ten Million (10,000,000) shares of preferred stock having such par value per share, if any, as the directors may determine.

The aggregate number of shares which the corporation shall have authority to issue is Seven Hundred and Fifty Million (750,000,000) shares of common stock having a par value of ten cents ($0.10) per share and Ten Million (10,000,000) shares of preferred stock having such par value per share, if any, as the directors may determine.

The Corporation’s authorized capital will be increased by 500,000,000 shares of common stock which has the potential to allow the Corporation to conduct more equity financings, which could dilute the holdings of our existing stockholders.

The Board recommends that the stockholders vote FOR the Authorized Share Increase. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the Authorized Share Increase.

PROPOSAL 2 – STOCK OPTION PLAN AMENDMENT

Background

Our stockholders previously approved the Plan, at our Special Meeting on May 5, 2008, and amended the plan on November 26, 2013. The Plan provides us with the ability to grant share-based incentive awards to employees, directors and consultants. As of September 25, 2020, there were 9,550,672 shares of our common stock authorized for issuance under the Plan. Our Board has approved, and is asking our stockholders to approve, an amendment to the Plan to increase the number of shares of our common stock authorized for issuance under the Plan to 16,129,304 shares of common stock, an amount that represents 10% of the issued and outstanding shares of our common stock, an increase of 6,578,632 shares of common stock.

No changes are being made to the Plan other than the amendment to increase the number of shares of our common stock authorized for issuance under the Plan to 16,129,304 shares of our common stock.

Plan Summary

The Plan is summarized below. This summary is of the material terms of the Plan and is qualified in its entirety by reference to the text of the Plan which is attached to this Proxy Statement as Appendix C. We encourage you to read the actual text of the Plan and the amendment in their entirety.

Administration

The Board administers the Plan. The Board has authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Plan. In addition, the Board has the authority to interpret the Plan and the awards granted under the Plan and establish rules and regulations for the Administration of the Plan. The Compensation Committee of the Board shall make recommendations to the Board regarding the administration of the Plan.

Eligible Participants

All Employees, Directors and Consultants of the Company are eligible to participate in the Plan. Currently there are approximately the following number of persons in each class eligible to participate in the Incentive Plan:

Non-employee Directors: 6

Executive Officers: 2

Employees: 1

Outside of incentive stock options, which may not be granted to any person who is not an employee of Goldrich, a subsidiary or affiliate (including any non-employee directors) at the time of grant, all classes can participate equally in the equity awards granted under the Incentive Plan. Participation in the Incentive Plan is determined in the sole discretion of the Compensation Committee or the Goldrich Board.

Benefits under the Incentive Plan

The Compensation Committee has not determined any benefits to be granted under the Incentive Plan pursuant to the Stock Option Plan Amendment nor has the Company entered into any agreements pursuant to which awards will be granted under the Plan conditional upon the approval of the Stock Option Plan Amendment. Since the benefits and amounts to be awarded under the Plan are determined at the sole discretion of the Compensation Committee it is not possible to determine either (i) the specific benefits or amounts that will be granted to our chief executive officer, other named executive officers, our executive officers as a group, our non-executive directors as a group or our employees as group if the Incentive Plan Amendment is approved; or (ii) the benefits or amounts which would have been received by or allocated to each such person or group for the last completed fiscal year if the Stock Option Plan Amendment had been in effect.

Shares Available for Awards

The aggregate number of shares of the Company's common stock that may be issued as awards under the Plan is 9,550,672 shares of our common stock. If this Proposal is approved by our stockholders, then the Plan will authorize the issuance of up to 16,129,304 of our issued and outstanding common stock as awards under the Plan. Certain types of mergers, acquisitions and other reorganizations in the future could require additional shares to be reserved and set aside by the Company. The Board may request the Company to adjust the aggregate number of shares reserved for issuance under the Plan if a stock dividend is declared or other type of distribution occurs, including a stock split, merger, extraordinary dividend, or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plan.

If any shares of common stock related to an award granted under the Current Plan or the Plan are forfeited or become unexercisable, or if any award terminates without the delivery of any shares, the shares of common stock previously set aside for such awards will be available for future awards under the Plan.

At the Record Date, there are 1,075,000 options outstanding under the Incentive Plan, with a weighted average life of 5.5 years and a weighted average exercise price of $0.06.

Stock Options and Stock Appreciation Rights

The Board may award stock options in the form of nonqualified stock options or incentive stock options with a maximum term of ten (10) years. Moreover, the Board may award stock appreciation rights. The Board will establish the vesting schedule for stock options and the method of payment of the exercise price, which may include cash, installment payments or shares. The Board will establish the manner and timing under which restrictions may lapse. The exercise price for any option and the base price for any stock appreciation right will not be less than the fair market value of the underlying shares on the date of the grant.

Restricted Stock and Restricted Stock Units

The Board may award restricted stock and restricted stock units and establish the applicable restrictions, including any limitation on voting rights or the receipt of dividends. The Board may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may accrue dividends, with or without interest, until the award is paid. The Board will establish the manner and timing under which restrictions may lapse.

Expiration, Termination or Forfeiture of Awards

Unless otherwise provided in the applicable award agreement or any severance agreement, vested awards granted under the Plan will expire, terminate, or otherwise be forfeited as follows:

·Ninety (90) days after the date of termination of a Participant's Continuous Status (as defined in the Plan) as a Participant (as defined in the Plan), other than in the circumstances described below;

·Immediately upon termination of a Participant's Continuous Status as a Participant for cause as defined in a Company subplan or Award Agreement (as defined in the Plan);

·Twelve (12) months after the date on which a Participant ceased performing services as a result of his or her Disability (as defined in the Plan); and

·Twelve (12) months after the death of a Participant who was a Participant whose Continuous Status as a Participant terminated as a result of their death.

Amendment and Termination

The Board generally may amend or terminate the Plan as it determines to be advisable. Shareholder approval will not be required in order to amend or terminate the Plan unless otherwise required by the Internal Revenue Code, the Securities and Exchange Commission or any listing requirement of any stock exchange. No amendment may be made without shareholder approval if such amendment would increase the aggregate number of shares which may be issued under the Plan. The Board may amend the Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Board to be inconsistent with the purposes of the Plan.

Transferability of Awards

Unless otherwise provided by the Board, an Award (as defined in the Plan) issued under the Plan may only be transferred by will or the laws of descent and distribution. The Board may permit further transferability pursuant to such conditions and limitations as it may impose.

Change in Control

With respect to an Award granted under the Plan, if the Company incurs a Change in Control event, including a merger or consolidation in which the Company is not the continuing or surviving corporation or a sale of all or substantially all of its assets, then the surviving company may assume the outstanding awards of the Plan or substitute similar awards for the outstanding awards of the Plan. If such awards are not assumed or substituted, any Award granted under the Plan will be, at the discretion of the Board, either (i) accelerated so that they are exercisable on a date prior to the Change in Control event, (ii) required to be surrendered and canceled with a payment being made to the Participant equal to the Change in Control Value or (iii) adjusted to reflect the Change in Control, including the right to make no adjustment whatsoever.

EQUITY COMPENSATION PLANS

The following summary information is presented as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	1,075,000	$0.06	2,350,672
Equity compensation plans not approved by security holders	0	0	0
Total	1,075,000	$0.06	2,350,672

The Board recommends that our stockholders vote FOR the approval of the Stock Option Plan Amendment. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the Stock Option Plan Amendment.

EXECUTIVE COMPENSATION

Executive Compensation Agreements and Summary of Executive Compensation:

William V. Schara, Principal Executive Officer:

We entered into an employment arrangement with William V. Schara on October 19, 2009 in conjunction with his appointment as our Chief Executive Officer. Mr. Schara is a Certified Public Accountant, and has a Bachelor of Science Degree in Accounting from Marquette University. His annual salary was fixed at $180,000 and 750,000 options to purchase our common stock were issued to him, with 250,000 vesting immediately, 250,000 vesting on October 19, 2010 and 250,000 vesting on October 19, 2011. These option shares expired on October 19, 2019. Mr. Schara has a three-year employment contract that is renewed and reviewed on an annual basis by the Board of Directors for appropriate changes in salary, benefits or other employment matters. Mr. Schara received only a partial salary in 2016, 2017, and 2018 due to the Company’s lack of finances. At December 31, 2019 a total of $426,500 of unpaid salary was accrued and included in payable to related parties, including $180,000 accrued during 2019.

Ted R. Sharp, Principal Financial Officer:

We entered into a written Independent Contractor Agreement, effective March 1, 2006, with Sharp Executive Associates, Inc. and the owner of that firm, Ted R. Sharp CPA, for Mr. Sharp to act as a Management Consultant to serve as Secretary, Treasurer and Chief Financial Officer and to provide through his extended staff and firm all services typical of an accounting department for a small company. Mr. Sharp is a Certified Public Accountant and his firm is an independent contractor, with business management and consulting interests with other companies that are independent of the consulting agreement he currently has in place with the Company. The term of the original Agreement was through December 31, 2006, and has been renewed on an annual basis, with the basis of fees changed from the monthly fee and to terms that would allow Mr. Sharp to bill the activities performed by members of his firm at hourly rates. In 2010, we hired an internal accountant to provide normal accounting functions for the Company and the use of Mr. Sharp’s staff was eliminated. Fees paid to Mr. Sharp’s firm subsequent to this date are for Mr. Sharp’s services only. When our ability to pay under a renewed agreement is assured, the terms of the contract will be reviewed and renewed. Either party may terminate the Agreement upon 15 days written notice. Mr. Sharp also will be reimbursed for reasonable expenses previously approved by us. Mr. Sharp is not an employee and serves on a part time basis. Mr. Sharp billed a total of $42,703 in fees in 2019, of which, together with unpaid fees from the prior year, $78,644 remains unpaid at December 31, 2019.

Executive Compensation and Related Information

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and the other named executive officer for the most recent two fiscal years is as follows:

Name(1) and Principal Position	Year	Salary ($)	Stock Awards ($)	Total
(a)	(b)	(c)	(e)	(j)
William V. Schara	2019	180,000	-	180,000
Principal Executive Officer	2018	180,000	45,390(2)	225,390
Ted R. Sharp	2019	42,703	-	42,703
Principal Financial Officer	2018	64,222	10,470(3)	74,692

(1)  No other executive or person earned more than $100,000 for the year. Columns for certain forms of compensation have been omitted from the table because no compensation was paid for those forms of compensation during the period reported.

(2) Includes 1,300,000 common shares at a fair value of $0.035 per share.

(3) Includes 300,000 common shares at a fair value of $0.035 per share.

Material factors necessary to an understanding of the compensation in this table are set forth in the description of the compensation agreements. No performance targets or grants were modified or waived during the last fiscal year.

Outstanding Equity Awards

At the fiscal year ended December 31, 2019, none of our named executive officers had any outstanding equity awards.

Retirement, Resignation or Termination Plans

With the exception of the following, we sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

The employment plan for Mr. Schara includes a two-year severance provision (or a three-year provision under a change in control), wherein the Company would be required to pay him a lump-sum severance equal of two years (or three years under a change of control) of his annual salary at termination due to reasons other than termination for cause.

Director Compensation

The Directors receive $500 for each board meeting and $300 for each committee meeting. Any officer who is also a board member does not receive fees for service on the board.

Stock Awards and Option Awards were made under our Restated 2008 Equity Incentive Plan. The fair values were computed in accordance with ASC 718. The grant, vesting and forfeiture information and assumptions made in valuation may be found in Note 8 to our consolidated financial statements for the year ended December 31, 2019 included in this Annual Report on Form 10-K. Grants to officers and directors under the 2008 Equity Incentive Plan are made as partial compensation for services rendered as well as to retain qualified persons in those positions and provide incentive for involvement and performance. Aggregate awards outstanding at December 31, 2019 are included in the Beneficial Ownership table and notes below.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
(a)	(b)	(g)	(h)
David S. Atkinson(3)	4,800	-	4,800
Garrick A. Mendham(5)	3,500	-	3,500
William Orchow(4)	4,800	-	4,800
Michael G. Rasmussen(6)	4,300	-	4,300
Stephen M. Vincent(7)	4,800	-	4,800
Nicholas Gallagher (8)	4,800	-	4,800

(1)The Directors receive $500 for each board meeting and $300 for each committee meeting.

(2)Stock Awards and Option Awards, when made, are made under our 2008 Equity Incentive Plan. The fair values were computed in accordance with ASC 718.

(3)Mr. Atkinson holds no options to purchase shares of common stock. Other compensation includes payment for director fees earned in prior years paid in shares totaling 174,785 common shares.

(4)Mr. Orchow holds no options to purchase shares of common stock. Other compensation includes payment for director fees earned in prior years paid in shares totaling 853,868 common shares.

(5)Mr. Mendham holds options to purchase a total of 50,000 shares of common stock, all of which are vested. Other compensation includes payment for director fees earned in prior years paid in shares totaling 368,424 common shares.

(6)Mr. Rasmussen holds options to purchase a total of 350,000 shares of common stock, all of which are vested. Other compensation includes payment for director fees earned in prior years paid in shares totaling 436,963 common shares.

(7)Mr. Vincent holds options to purchase a total of 50,000 shares of common stock, all of which are vested. Other compensation includes payment for director fees earned in prior years paid in shares totaling 610,029 common shares.

(8)Mr. Gallagher holds no options to purchase shares of common stock. Other compensation includes payment for director fees earned in prior years paid in shares totaling 171,920 common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of September 25, 2020 by:

i.each director and nominee for director;

ii.each of our executive officers named in the Summary Compensation Table under "Executive Compensation and Related Information" (the "Named Executive Officers");

iii.all our executive officers and directors as a group, and, based on currently available Schedules 13D and 13G filed with the SEC, the beneficial owners of more than 5% of our common stock.

Title of Class	Name of Beneficial Owner	Address	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Directors and Named Executive Officers
Common Stock	David S. Atkinson, Director	Via San Martino, No. 9 Feltre, Italy 32032	8,106,824	(2)	4.26%
Common Stock	Garrick A. Mendham, Director	PO Box 668 Kingsford, NSW 2032 Australia	1,348,943	(3)	*
Common Stock	William Orchow, Chairman, Director	67 P Street Salt Lake City, UT 84103	2,163,262	(4)	1.14%
Common Stock	Michael G. Rasmussen, Director	3311 S. Grand Blvd. Spokane, WA 99203	975,145	(5)	*
Common Stock	William V. Schara, Chief Executive Officer, Director	3221 S. Rebecca Spokane, WA 99223	3,397,804	(6)	1.79%
Common Stock	Ted R. Sharp, Secretary, Treasurer and Chief Financial Officer	15148 Pinehurst Way Caldwell, ID 83607	1,170,182	(7)	*
Common Stock	Stephen M. Vincent, Director	255 Maple Hill Rd. Hopkins, MN 55343	2,212,029	(8)	1.16%
Common Stock	Nicholas Gallagher, Director	5 Churchfields The K Club, Straffan Kildare, Ireland	77,944,079	(9)	35.13%
Common Stock	All current executive officers and directors as a group		97,318,268		45.31%
5% or greater shareholders
Common Stock	Forza Partners, L.P.	Via San Martino, No. 9 Feltre, Italy 32032	5,850,308	(2)	3.08%
Common Stock	NGB Nominees	5 Churchfields The K Club, Straffan Kildare, Ireland	30,707,104	(9)	14.34%
Common Stock	Randall & Christopher Johnson	8615 Eagle Creek Cir. Savage, MN 55378	25,344,369	(10)	13.30%

*Less than 1%.

(1)This table is based upon information supplied by officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 161,293,043 shares outstanding on September 25, 2020, adjusted on a partially diluted basis for each shareholder as required by rules promulgated by the SEC.

(2)Mr. Atkinson is general partner and holds positions as director and general manager of Forza Partners, L.P. and Forza Partners II, L.P. Mr. Atkinson is the sole investment decision maker for Forza Partners, L.P. and Forza Partners II, L.P. The shares total includes 885,694 shares of common stock and 66,667 shares of common stock acquirable upon exercise of Class R warrants before December 9, 2021 held personally by Mr. Atkinson. Also includes 5,850,308 shares of common stock, held for the account of Forza Partners II. Mr. Atkinson is also a director to the Company. Because of Mr. Atkinson’s position as director and as general manager of Forza Partners, L.P. and Forza Partners II, L.P., the shares beneficially owned by Mr. Atkinson are listed twice in the table.

(3)Includes 1,165,609 shares of common stock, 2 shares of Preferred E stock convertible into 66,667 shares of common stock, 50,000 shares of common stock acquirable upon exercise of vested options exercisable before August 12, 2023, and 66,667 shares of common stock acquirable upon exercise of Class R warrants before December 9, 2021.

(4)Includes 2,029,928 shares of common stock, 2 shares of Preferred E stock convertible into 66,667 shares of common stock and 66,667 shares of common stock acquirable upon exercise of Class R warrants before December 9, 2021.

(5)Includes 625,145 shares of common stock, 50,000 shares of common stock acquirable upon exercise of vested options exercisable before July 7, 2023 and 300,000 shares of common stock acquirable upon exercise of vested options exercisable before December 19, 2024.

(6)Includes 3,264,470 shares of common stock, 2 shares of Preferred E stock convertible into 66,667 shares of common stock and 66,667 shares of common stock acquirable upon exercise of Class R warrants before December 9, 2021.

(7)Includes 1,170,182 shares of common stock.

(8)Includes 1,362,029 shares of common stock, 12 shares of Preferred E stock convertible into 400,000 shares of common stock, 50,000 shares of common stock upon exercise of vested options exercisable before August 12, 2023, 333,333 shares of common stock acquirable upon exercise of Class R warrants before November 2, 2021, and 66,667 shares of common stock acquirable upon exercise of Class R warrants before December 9, 2021.

(9)Mr. Gallagher is general partner and holds positions as director and general manager of NGB Nominees, which is a greater than 5% shareholder. Mr. Gallagher is the sole investment decision maker for NGB Nominees. Includes 22,328,638 shares of common stock, 150,000 shares of Preferred A stock convertible into 900,000 shares of common stock, 200 shares of Preferred B stock convertible into 2,857,142 shares of common stock, 250 shares of Preferred C stock convertible into 8,333,333 shares of common stock, 50 shares of Preferred D stock convertible into 1,666,667 shares of common stock, 280 shares of Preferred E stock convertible into 9,333,333 shares of common stock, 153 shares of Preferred F stock convertible into 5,100,000 shares of common stock, 333,336 shares of common stock acquirable upon exercise of Class Q warrants before December 8, 2020, 833,333 shares of common stock acquirable upon exercise of Class Q-2 warrants before December 8, 2020, 11,000,000 shares of common stock acquirable upon exercise of Class R warrants before December 9, 2021, 5,100,000 shares of common stock acquirable upon exercise of Class S warrants before March 31, 2022, and 16,824,966 shares of common stock acquirable upon exercise of Class T warrants before October 31, 2024.

(10)Includes 21,218,871 shares of common stock and 4,125,498 shares of common stock acquirable upon exercise of Class T warrants before June 30, 2024.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Special Meeting.

Multiple Shareholders Sharing the Same Address

The regulations regarding the delivery of copies of proxy materials stockholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances. Stockholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke such a consent previously provided to a broker, the stockholder must contact the broker to revoke the consent. In any event, if a stockholder wishes to receive a separate proxy statement and accompanying materials for the Special Meeting, the stockholder may receive copies by contacting the Corporate Secretary at 2607 Southeast Blvd., Suite B211, Spokane, Washington 99223. Stockholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding voting shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Proxy Statement to the stockholders have been approved by the Board.

APPENDICES

Page

A           Notice & Form Proxy Card  16

B           Amended Articles of Incorporation  18

C           Restated 2008 Equity Incentive Plan  43

By Order of the Board of Directors,

/s/ William Schara

William Schara President and Chief Executive Officer

Goldrich Mining Company

2607 Southeast Blvd., Suite B211

Spokane, Washington 99223

September 25, 2020

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Appendix A

Notice & Form Proxy Card

Appendix B

Amended Articles of Incorporation

ARTICLES OF AMENDMENT

GOLDRICH MINING COMPANY

Pursuant to Alaska Statutes 10.06.510, the undersigned corporation adopts the following amended Articles of Incorporation which set out:

Item 1: Name of the entity:Alaska Entity #:

Goldrich Mining Company4381D

Item 2: Voting Information

Date amendment adopted:	Number of shares in class:
Number of outstanding shares:	Class Series: Common Stock
Number of shares entitled to vote:
Number of shares voting for amendment:	Number of votes for amendment:
Number of shares voting against amendment:	Number of votes against amendment:

Item 3: Articles Amended

Article Four is amended and restated as follows:

The aggregate number of shares which the corporation shall have authority to issue is Seven Hundred and Fifty Million (750,000,000) shares of common stock having a par value of ten cents ($0.10) per share and Ten Million (10,000,000) shares of preferred stock having such par value per share, if any, as the directors may determine. The shares of preferred stock may be issued from time to time in one or more series, with each series to have a distinctive designation or title as may be fixed by the directors prior to the issuance of any shares thereof. The directors shall have all powers granted to a board of directors for the issuance of preferred stock including the provisions of AS 10.06.208 as currently in effect or as may be amended. The directors are authorized in the resolution or resolutions providing for the issuance of any unissued series of preferred stock to fix and determine the powers, rights, designations, preferences, qualifications, limitations, voting rights and restrictions on any such series; the board of directors is further authorized to fix the number of preferred shares constituting any series and to increase or decrease the number of preferred shares of such series but not below the number of preferred shares of such series then outstanding.

Designation of Series A Convertible Preferred

RESOLVED, the board of directors (the “Board”) of Goldrich Mining Company (the “Company”) hereby authorizes, approves, ratifies and confirms, pursuant to Sections 308 and 315 of the Alaska Corporations Code (the “Alaska Code”) and this Article Four of these Articles of Incorporation, the designation of one million (1,000,000) shares of the authorized and undesignated 10,000,000 shares of preferred stock, par value as the Board may determine, as Series A Convertible Preferred Stock (“Series A”). The rights, preferences and restrictions and other matters relating to the Series A Stock are set forth below:

Appendix B - Amended Articles of Incorporation

1. Series A Convertible Preferred Stock Par Value

The Series A Stock shall have no par value.

2.Liquidation Rights

(a)In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (in each case, a “Liquidation Event”), each holder of outstanding shares of Series A Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings and before any amount shall be paid or distributed to the holders of any class of the Company’s common stock, par value $0.10 per share (the “Common Stock”), or of any other stock ranking on liquidation junior to the Series A Stock, an amount in cash equal to $2.00 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of outstanding shares of Series A Stock are entitled pursuant to Section 5 (the “Series A Liquidation Amount”), payable pari passu with the preference; provided, however, that if upon any Liquidation Event, the amounts payable with respect to the Series A Stock are not paid in full, the holders of the Series A Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b)After payment has been made to the holders of the Series A Stock of the applicable Series A Liquidation Amount in accordance with Section 2(a), the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings, an amount equal to the total price per share paid (in cash and/or property) shall be distributed ratably among the holders of Series A Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

(c)A merger or consolidation of the Company (except (i) a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company shall be regarded as a Liquidation Event within the meaning of this Section 2; provided, however, that each holder of the Series A Stock shall have the right to convert his, her or its shares of Series A Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(g) hereof no later than ten (10) days before the effective date of such Liquidation Event.

(d)If any assets other than cash are to be distributed under this Section 2 or for any purpose, the value of such assets will be deemed to be their fair market value as determined in good faith by the Board; provided, however, (i) in the case of a merger or consolidation of the Company (except a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company, the value of any securities shall be determined in the manner specified in the agreement entered into by the Company in connection with the transaction; and (ii) in the case of any other transaction, any securities (the “Fair Market Price”) shall be valued as follows:

(A)if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

(B)if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

(C) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

3.Voting Rights

(a)General. Each holder of Series A Stock shall be entitled to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Series A Stock could be converted under Section 4, at the record date for the determination of stockholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of stockholders at which the vote is to be taken is delivered to stockholders, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. Notwithstanding any provision of this Certificate of Designation, each such holder shall be entitled to notice of any stockholder’s meeting in accordance with the Company’s Bylaws.

Appendix B - Amended Articles of Incorporation

Except as otherwise expressly provided in the Company’s Articles of Incorporation, by the Alaska Code or this Certificate of Designation, the holders of shares of Series A Stock shall vote together as a single class on an as-if-converted basis on all matters.

(b)Protective Provisions. For as long as any shares of Series A Stock at any time issued remain outstanding, without the affirmative consent of the holders of at least a majority of Series A Stock then outstanding, voting as a separate class, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series A Stock, the Company shall not:

(i)adopt any amendment to this Certificate of Designation, or any amendment to its Articles of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series A Stock; or

(ii)purchase shares of capital stock, except pursuant to agreements with employees or consultants of the Company providing for repurchases of the Company’s capital stock upon termination of the employees or consultants, provided such repurchases are approved by the Board.

(c)No Preemptive Rights. No holder of shares of Series A Stock shall be entitled to pre-emptive voting rights.

4.Conversion Rights

The holders of Series A Stock shall have the following rights with respect to the conversion of Series A Stock into Common Stock:

(a)General.

(i)Voluntary Conversion. Any share of Series A Stock may, at the option of the holder, be converted at any time into such number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series A Conversion Rate (determined under Section 4(b)) by the number of shares of Series A Stock being converted.

(ii)Mandatory Conversion. Each share of Series A Stock shall be converted automatically, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent, into that number of shares of Common Stock into which such Series A Stock is convertible pursuant to Section 4(a)(i) under the following circumstances: (A) the Company has the right, at its sole option, to convert all Series A Stock into Common Stock after the third anniversary of its issuance if the weighted average trading price of the Common Stock exceeds $1.00 per share (adjusted appropriately for stock splits, stock dividends and the like) on the Financial Industry Regulatory Authority’s over-the-counter bulletin board (“OTCBB”) (or the national exchange on which the Company is traded at the time of the mandatory conversion) for ten consecutive trading days; or (B) notwithstanding anything herein to the contrary, the Company has the right, at its sole option, to convert all Series A Stock into Common Stock after the after the tenth anniversary from the date of issuance. Notice of mandatory conversion pursuant to this Section 4(a)(ii) shall be delivered in writing to holders of Series A Stock five business days prior to the date specified by the Company for mandatory conversion (the “Mandatory Conversion Date”).

(b)Conversion Rate. The conversion rate for Series A Stock in effect at any time (the “Series A Conversion Rate”) shall equal $1.00 divided by the Series A Conversion Price, calculated as provided in Section 4(c).

(c)Conversion Price. The conversion price for Series A Stock in effect from time to time, except as adjusted in accordance with Section 4(d), shall be $.16667 per share (the “Series A Conversion Price”).

(d)Adjustments to Conversion Price and Conversion Rate. Notwithstanding anything in this Section 4 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 4 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 4 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

(i)In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series A Stock then outstanding shall have the right thereafter to convert such share of Series A Stock into the kind and amount of shares of stock and other securities and property receivable upon

Appendix B - Amended Articles of Incorporation

such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series A Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each holder of Series A Stock the right to elect the securities, cash or other assets into which the Series A Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

(ii)In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series A Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have been entitled to receive after the happening of such event had such Series A Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(e)Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Series A Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise, then and in each such event the holder of each share of Series A Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series A Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(f)Accountant’s Certificate as to Adjustments Notice by the Company. In each case of an adjustment or readjustment of the Series A Conversion Rate, the Company at its expense will furnish each holder of Series A Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series A Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

(g)Exercise of Conversion Privilege.

(i)Generally. Promptly after receiving the certificate representing shares of any Series A Stock being converted, the Company shall: (A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 4 upon the conversion of such shares of Series A Stock, (B) pay to such holder or its nominee any declared but unpaid dividends on the shares being converted per Section 5 and (C) pay to such holder cash, as provided in Section 4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series A Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(ii)Voluntary Conversion. Before any holder of shares of Series A Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 4(a)(i), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 4(a)(i), the date when written notice of the holder’s election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the “Conversion Date.” Notwithstanding the foregoing, if a holder of shares of Series A Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the “Conversion Date.”

Appendix B - Amended Articles of Incorporation

(iii)Mandatory Conversion. Holders of shares of Series A Stock converted pursuant to the mandatory conversion provisions of Section 4(a)(ii) shall, upon receipt of written notice by mail, postage prepaid, from the Company that a mandatory conversion event pursuant to Section 4(a)(ii) has occurred, promptly surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if other than the record holder of the converted shares, shall state the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Whether or not such certificate or certificates have been so surrendered, with respect to mandatory conversions pursuant to Section 4(a)(ii), the applicable date specified in Section 4(a)(ii) for mandatory conversion shall be the Mandatory Conversion Date.

(h)Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined by the Fair Market Price) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series A Stock being converted at any one time by any holder thereof, not upon each share of Series A Stock being converted.

(i)Partial Conversion. In the event some but not all of the shares of Series A Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series A Stock that were not converted.

(j)Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, the holders of Series A Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series A Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

5.Dividends

(a)Dividend Rate: The holders of Series A Stock shall be entitled to receive, when and as declared by the Board, yearly cumulative dividends from the surplus or net profits of the Company at an effective rate of 5% per annum, and no more, of the original Series A Stock purchase price of $1.00 per share (“Series A Dividends”). The Series A Dividends shall accrue ratably from the date of issuance of the Series A Stock through the entire period in which shares of Series A Stock are held and shall be payable to the holder of the Series A Stock on the Conversion Date of the Series A Stock or as may be declared by the Board (each, a “Dividend Payment Date”), with proper adjustment for any dividend period which is less than a full year.

(b)Preferential and Cumulative. The Series A Dividends shall be payable before any dividends will be paid upon, or set apart for, the Common Stock of the Company and will be cumulative, so that any dividends not paid or set apart for payment for the Series A Stock, the deficiency (without interest) will be fully paid and set apart for payment, before any dividends will be paid upon, or set apart for, the Common Stock of the Company.

(c)Payment of Dividend. (i) If the Corporation shall have sufficient earnings to pay a dividend on the Series A Stock, upon declaration of any dividend by the Board in compliance with the Alaska Code and the Company’s Articles of Incorporation and Bylaws; the holder of Series A Stock may elect to receive payment of Series A Dividend on a Dividend Payment Date as follows:

(A)in cash; or

(B)provisionally in gold. Payment of Series A Dividends in gold pursuant to Section 5(c)(i)(B) shall be paid only if the Company is producing gold in sufficient quantities as of the Dividend Payment Date, as reasonably determined by the Board, to pay such in-kind dividend and shall be delivered in the form of gold produced from the Company’s Chandalar property. The value of gold used to pay Series A Dividends pursuant to Section 5(c)(i)(B) shall be an calculated based on the afternoon London Gold Fixing rate as listed by the London Gold Market Fixing Ltd. on the Conversion Date discounted by 10% to account for an in-kind premium; or

Appendix B - Amended Articles of Incorporation

(C)in shares of Common Stock, the amount of which shall be quotient of the amount of the Series A Dividend to be paid divided by the Conversion Price.

(ii)Series A Dividends shall be declared and set aside for any shares of the Series A Stock only upon resolution of the Board. Series A Dividends may be declared out of any account from which dividends are payable.

(d)Participation. After payment of Series A Dividends and equivalent payment of dividends on Common Stock of the Company, the holders of Series A Preferred Stock will be entitled to receive at the same rate as any further or additional dividends that may be declared upon Common Stock of the Company, payable pari passu as if the holder of Series A Stock had converted all of the holder’s Series A Stock into shares of Common Stock (as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

6.Notices of Record Date

In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any Extraordinary Common Stock Event or any Liquidation Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series A Stock a notice specifying: (a) if a plan of merger, consolidation or exchange is to be submitted for approval by the Company’s shareholders, the place, day and hour of the meeting and purpose for which the meeting is called and including a copy or summary of the plan of merger, consolidation or exchange and copies of Alaska Code Sections 574 and 576; (b) the date on which any such reorganization, reclassification, Extraordinary Common Stock Event or Liquidation Event is expected to become effective; and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, Extraordinary Common Stock Event or Liquidation Event. Such notice shall be mailed or delivered no later than ten (10) days prior to the date specified in such notice on which such action is to be taken.

7.Other Rights

Except as otherwise provided in this Certificate of Designation, each share of Series A Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

Designation of Series B Convertible Preferred

RESOLVED, the Board of the Company hereby authorizes, approves, ratifies and confirms, pursuant to Sections 308 and 315 of the Alaska Code and this Article Four of these Articles of Incorporation, the designation of 300 shares of the authorized and undesignated 9,000,000 shares of preferred stock, par value as the Board may determine, as Series B Convertible Preferred Stock (“Series B Stock”). The rights, preferences and restrictions and other matters relating to the Series B Stock are set forth below:

1. Series B Convertible Preferred Stock Par Value

The Series B Stock shall have no par value.

2.Liquidation Rights

(a)Subject to Section 2(b) below, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (in each case, a “Liquidation Event”), each holder of outstanding shares of Series B Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings and before any amount shall be paid or distributed to the holders of any class of the Company’s common stock, par value $0.10 per share (the “Common Stock”), or of any other stock ranking on liquidation junior to the Series B Stock, an amount in cash equal to $1,000 per share (adjusted appropriately for stock splits, stock dividends and the like) (the “Series B Liquidation Amount”), payable pari passu with the preference; provided, however, that if upon any Liquidation Event, the amounts payable with respect to the Series B Stock are not paid in full, the holders of the Series B Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b) Holders of the Company’s Series A Preferred Stock shall be paid in advance of holders of Series B Stock on the occurrence of a Liquidation Event.

(c) After payment has been made to the holders of the Series B Stock of the applicable Series B Liquidation Amount in accordance with Section 2(a), the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings, an amount equal to the total price per share paid (in cash and/or property) shall be distributed ratably among

Appendix B - Amended Articles of Incorporation

the holders of Series A Stock (on an as-if-converted basis), Series B Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

(d)A merger or consolidation of the Company (except (i) a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company shall be regarded as a Liquidation Event within the meaning of this Section 2; provided, however, that each holder of the Series B Stock shall have the right to convert his, her or its shares of Series B Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(g) hereof no later than ten (10) days before the effective date of such Liquidation Event.

(e)If any assets other than cash are to be distributed under this Section 2 or for any purpose, the value of such assets will be deemed to be their fair market value as determined in good faith by the Board; provided, however, (i) in the case of a merger or consolidation of the Company (except a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company, the value of any securities shall be determined in the manner specified in the agreement entered into by the Company in connection with the transaction; and (ii) in the case of any other transaction, any securities (the “Fair Market Price”) shall be valued as follows:

(A)if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

(B)if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

(C) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

3.Voting Rights

(a)General. Each holder of Series B Stock shall be entitled to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Series B Stock could be converted under Section 4, at the record date for the determination of stockholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of stockholders at which the vote is to be taken is delivered to stockholders, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. Notwithstanding any provision of this Certificate of Designation, each such holder shall be entitled to notice of any stockholder’s meeting in accordance with the Company’s Bylaws. Except as otherwise expressly provided in the Company’s Articles of Incorporation, by the Alaska Code or this Certificate of Designation, the holders of shares of Series B Stock shall vote together as a single class on an as-if-converted basis on all matters.

(b)Protective Provisions. For as long as any shares of Series B Stock at any time issued remain outstanding, without the affirmative consent of the holders of at least a majority of Series B Stock then outstanding, voting as a separate class, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series B Stock, the Company shall not:

(i)adopt any amendment to this Certificate of Designation, or any amendment to its Articles of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series B Stock; or

(ii)purchase shares of capital stock, except pursuant to agreements with employees or consultants of the Company providing for repurchases of the Company’s capital stock upon termination of the employees or consultants, provided such repurchases are approved by the Board.

4.Conversion Rights

The holders of Series B Stock shall have the following rights with respect to the conversion of Series B Stock into Common Stock:

Appendix B - Amended Articles of Incorporation

(a)General. Any share of Series B Stock may, at the option of the holder, be converted at any time into such number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series B Conversion Rate (determined under Section 4(b)) by the number of shares of Series B Stock being converted.

(b)Conversion Rate. The conversion rate for Series B Stock in effect at any time (the “Series B Conversion Rate”) shall equal $1,000 divided by the Series B Conversion Price, calculated as provided in Section 4(c).

(c)Conversion Price. The conversion price for Series B Stock in effect from time to time, except as adjusted in accordance with Section 4(d), shall be $0.07 per share (the “Series B Conversion Price”).

(d)Adjustments to Conversion Price and Conversion Rate. Notwithstanding anything in this Section 4 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 4 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 4 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

(i)In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series B Stock then outstanding shall have the right thereafter to convert such share of Series B Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series B Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each holder of Series B Stock the right to elect the securities, cash or other assets into which the Series B Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

(ii)In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series B Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have been entitled to receive after the happening of such event had such Series B Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(e)Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Series B Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise, then and in each such event the holder of each share of Series B Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series B Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(f)Accountant’s Certificate as to Adjustments Notice by the Company. In each case of an adjustment or readjustment of the Series B Conversion Rate, the Company at its expense will furnish each holder of Series B Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series B Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

(g)Exercise of Conversion Privilege.

(i)Generally. Promptly after receiving the certificate representing shares of any Series B Stock being converted, the Company shall: (A) issue and deliver to the holder of the shares being converted, or, if permitted by

Appendix B - Amended Articles of Incorporation

applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 4 upon the conversion of such shares of Series B Stock, (B) pay to such holder cash, as provided in Section 4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series B Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(ii)Voluntary Conversion. Before any holder of shares of Series B Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 4(a), the date when written notice of the holder’s election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the “Conversion Date.” Notwithstanding the foregoing, if a holder of shares of Series B Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the “Conversion Date.”

(h)Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series B Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined by the Fair Market Price) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series B Stock being converted at any one time by any holder thereof, not upon each share of Series B Stock being converted.

(i)Partial Conversion. In the event some but not all of the shares of Series B Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series B Stock that were not converted.

(j)Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, the holders of Series B Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series B Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

6.Notices of Record Date

In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any Liquidation Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series B Stock a notice specifying: (a) if a plan of merger, consolidation or exchange is to be submitted for approval by the Company’s shareholders, the place, day and hour of the meeting and purpose for which the meeting is called and including a copy or summary of the plan of merger, consolidation or exchange and copies of Alaska Code Sections 574 and 576; (b) the date on which any such reorganization, reclassification, or Liquidation Event is expected to become effective; and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, or Liquidation Event. Such notice shall be mailed or delivered no later than ten (10) days prior to the date specified in such notice on which such action is to be taken.

7.Transfer

Appendix B - Amended Articles of Incorporation

The shares of Series B Stock are non-transferrable.

8.Other Rights

Except as otherwise provided in this Certificate of Designation, each share of Series B Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

Designation of Series C Convertible Preferred

RESOLVED, the Board of the Company hereby authorizes, approves, ratifies and confirms, pursuant to Sections 308 and 315 of the Alaska Code and this Article Four of these Articles of Incorporation, the designation of 250 shares of the authorized and undesignated 8,999,700 shares of preferred stock, par value as the Board may determine, as Series C Convertible Preferred Stock (“Series C Stock”). The rights, preferences and restrictions and other matters relating to the Series C Stock are set forth below:

1. Series C Convertible Preferred Stock Par Value

The Series C Stock shall have no par value.

2.Liquidation Rights

(a)Subject to Section 2(b) below, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (in each case, a “Liquidation Event”), each holder of outstanding shares of Series C Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings and before any amount shall be paid or distributed to the holders of any class of the Company’s common stock, par value $0.10 per share (the “Common Stock”), or of any other stock ranking on liquidation junior to the Series C Stock, an amount in cash equal to $1,000 per share (adjusted appropriately for stock splits, stock dividends and the like) (the “Series C Liquidation Amount”), payable pari passu with the preference; provided, however, that if upon any Liquidation Event, the amounts payable with respect to the Series C Stock are not paid in full, the holders of the Series C Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b) Holders of the Company’s Series A Preferred Stock and Series B Preferred Stock shall be paid in advance of holders of Series C Stock on the occurrence of a Liquidation Event.

(c) After payment has been made to the holders of the Series C Stock of the applicable Series C Liquidation Amount in accordance with Section 2(a), the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings, an amount equal to the total price per share paid (in cash and/or property) shall be distributed ratably among the holders of Series A Stock (on an as-if-converted basis), Series B Stock (on an as-if-converted basis), Series C Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

(d)A merger or consolidation of the Company (except (i) a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company shall be regarded as a Liquidation Event within the meaning of this Section 2; provided, however, that each holder of the Series C Stock shall have the right to convert his, her or its shares of Series C Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(g) hereof no later than ten (10) days before the effective date of such Liquidation Event.

(e)If any assets other than cash are to be distributed under this Section 2 or for any purpose, the value of such assets will be deemed to be their fair market value as determined in good faith by the Board; provided, however, (i) in the case of a merger or consolidation of the Company (except a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company, the value of any securities shall be determined in the manner specified in the agreement entered into by the Company in connection with the transaction; and (ii) in the case of any other transaction, any securities (the “Fair Market Price”) shall be valued as follows:

(A)if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

Appendix B - Amended Articles of Incorporation

(B)if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

(C) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

3.Voting Rights

(a)General. Each holder of Series C Stock shall be entitled to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Series C Stock could be converted under Section 4, at the record date for the determination of stockholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of stockholders at which the vote is to be taken is delivered to stockholders, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. Notwithstanding any provision of this Certificate of Designation, each such holder shall be entitled to notice of any stockholder’s meeting in accordance with the Company’s Bylaws. Except as otherwise expressly provided in the Company’s Articles of Incorporation, by the Alaska Code or this Certificate of Designation, the holders of shares of Series C Stock shall vote together as a single class on an as-if-converted basis on all matters.

(b)Protective Provisions. For as long as any shares of Series C Stock at any time issued remain outstanding, without the affirmative consent of the holders of at least a majority of Series C Stock then outstanding, voting as a separate class, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series C Stock, the Company shall not:

(i)adopt any amendment to this Certificate of Designation, or any amendment to its Articles of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series C Stock; or

(ii)purchase shares of capital stock, except pursuant to agreements with employees or consultants of the Company providing for repurchases of the Company’s capital stock upon termination of the employees or consultants, provided such repurchases are approved by the Board.

4.Conversion Rights

The holders of Series C Stock shall have the following rights with respect to the conversion of Series C Stock into Common Stock:

(a)General. Any share of Series C Stock may, at the option of the holder, be converted at any time into such number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series C Conversion Rate (determined under Section 4(b)) by the number of shares of Series C Stock being converted.

(b)Conversion Rate. The conversion rate for Series C Stock in effect at any time (the “Series C Conversion Rate”) shall equal $1,000 divided by the Series C Conversion Price, calculated as provided in Section 4(c).

(c)Conversion Price. The conversion price for Series C Stock in effect from time to time, except as adjusted in accordance with Section 4(d), shall be $0.03 per share (the “Series C Conversion Price”).

(d)Adjustments to Conversion Price and Conversion Rate. Notwithstanding anything in this Section 4 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 4 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 4 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

(i)In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series C Stock then outstanding shall have the right thereafter to convert such share of Series C Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series C Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each

Appendix B - Amended Articles of Incorporation

holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each holder of Series C Stock the right to elect the securities, cash or other assets into which the Series C Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

(ii)In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series C Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have been entitled to receive after the happening of such event had such Series C Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(e)Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Series C Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise, then and in each such event the holder of each share of Series C Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series C Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(f)Accountant’s Certificate as to Adjustments Notice by the Company. In each case of an adjustment or readjustment of the Series C Conversion Rate, the Company at its expense will furnish each holder of Series C Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series C Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

(g)Exercise of Conversion Privilege.

(i)Generally. Promptly after receiving the certificate representing shares of any Series C Stock being converted, the Company shall: (A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 4 upon the conversion of such shares of Series C Stock, (B) pay to such holder cash, as provided in Section 4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series C Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(ii)Voluntary Conversion. Before any holder of shares of Series C Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 4(a), the date when written notice of the holder’s election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the “Conversion Date.” Notwithstanding the foregoing, if a holder of shares of Series C Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the “Conversion Date.”

(h)Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series C Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share

Appendix B - Amended Articles of Incorporation

of the Common Stock (as determined by the Fair Market Price) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series C Stock being converted at any one time by any holder thereof, not upon each share of Series C Stock being converted.

(i)Partial Conversion. In the event some but not all of the shares of Series C Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series C Stock that were not converted.

(j)Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, the holders of Series C Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series C Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

5.Redemption

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Preferred Shares (the “Redemption Period”), the Purchaser shall have the right to demand that the Company redeem all or some of the outstanding Securities (the “Redemption Right”) at a redemption price equal to the Aggregate Purchase Price of such Securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the Aggregate Purchase Price of the Securities being redeemed at a rate of 15% from the date of issuance of the Preferred Shares through to the date of redemption (the “Redemption Price”) by providing written notice to the Company of its election to demand such redemption within 10 days of the Company providing notice of such transactions, which notice the Company will provide promptly to the Purchaser upon signing of the definitive documents in relation to such transactions.

6.Notices of Record Date

In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any Liquidation Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series C Stock a notice specifying: (a) if a plan of merger, consolidation or exchange is to be submitted for approval by the Company’s shareholders, the place, day and hour of the meeting and purpose for which the meeting is called and including a copy or summary of the plan of merger, consolidation or exchange and copies of Alaska Code Sections 574 and 576; (b) the date on which any such reorganization, reclassification, or Liquidation Event is expected to become effective; and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, or Liquidation Event. Such notice shall be mailed or delivered no later than ten (10) days prior to the date specified in such notice on which such action is to be taken.

7.Transfer

The shares of Series C Stock are non-transferrable.

8.Other Rights

Except as otherwise provided in this Certificate of Designation, each share of Series C Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

Designation of Series D Convertible Preferred

RESOLVED, the Board of the Company hereby authorizes, approves, ratifies and confirms, pursuant to Sections 308 and 315 of the Alaska Code and this Article Four of these Articles of Incorporation, the designation of 150 shares of the authorized and

Appendix B - Amended Articles of Incorporation

undesignated 8,999,450 shares of preferred stock, par value as the Board may determine, as Series D Convertible Preferred Stock (“Series D Stock”). The rights, preferences and restrictions and other matters relating to the Series D Stock are set forth below:

1. Series D Convertible Preferred Stock Par Value

The Series D Stock shall have no par value.

2.Liquidation Rights

(a)Subject to Section 2(b) below, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (in each case, a “Liquidation Event”), each holder of outstanding shares of Series D Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings and before any amount shall be paid or distributed to the holders of any class of the Company’s common stock, par value $0.10 per share (the “Common Stock”), or of any other stock ranking on liquidation junior to the Series D Stock, an amount in cash equal to $1,000 per share (adjusted appropriately for stock splits, stock dividends and the like) (the “Series D Liquidation Amount”), payable pari passu with the preference; provided, however, that if upon any Liquidation Event, the amounts payable with respect to the Series D Stock are not paid in full, the holders of the Series D Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b) Holders of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be paid in advance of holders of Series D Stock on the occurrence of a Liquidation Event.

(c) After payment has been made to the holders of the Series D Stock of the applicable Series D Liquidation Amount in accordance with Section 2(a), the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings, an amount equal to the total price per share paid (in cash and/or property) shall be distributed ratably among the holders of Series A Stock (on an as-if-converted basis), Series B Stock (on an as-if-converted basis), Series C Stock (on an as-if-converted basis), Series D Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

(d)A merger or consolidation of the Company (except (i) a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company shall be regarded as a Liquidation Event within the meaning of this Section 2; provided, however, that each holder of the Series D Stock shall have the right to convert his, her or its shares of Series D Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(g) hereof no later than ten (10) days before the effective date of such Liquidation Event.

(e)If any assets other than cash are to be distributed under this Section 2 or for any purpose, the value of such assets will be deemed to be their fair market value as determined in good faith by the Board; provided, however, (i) in the case of a merger or consolidation of the Company (except a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company, the value of any securities shall be determined in the manner specified in the agreement entered into by the Company in connection with the transaction; and (ii) in the case of any other transaction, any securities (the “Fair Market Price”) shall be valued as follows:

(A)if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

(B)if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

(C) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

3.Voting Rights

(a)General. Each holder of Series D Stock shall be entitled to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Series D Stock could be converted under Section 4, at the record date for the determination of stockholders entitled to vote on such matter, or, if no such record date is established, at the day before the first

Appendix B - Amended Articles of Incorporation

notice of the meeting of stockholders at which the vote is to be taken is delivered to stockholders, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. Notwithstanding any provision of this Certificate of Designation, each such holder shall be entitled to notice of any stockholder’s meeting in accordance with the Company’s Bylaws. Except as otherwise expressly provided in the Company’s Articles of Incorporation, by the Alaska Code or this Certificate of Designation, the holders of shares of Series D Stock shall vote together as a single class on an as-if-converted basis on all matters.

(b)Protective Provisions. For as long as any shares of Series D Stock at any time issued remain outstanding, without the affirmative consent of the holders of at least a majority of Series D Stock then outstanding, voting as a separate class, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series D Stock, the Company shall not:

(i)adopt any amendment to this Certificate of Designation, or any amendment to its Articles of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series D Stock; or

(ii)purchase shares of capital stock, except pursuant to agreements with employees or consultants of the Company providing for repurchases of the Company’s capital stock upon termination of the employees or consultants, provided such repurchases are approved by the Board.

4.Conversion Rights

The holders of Series D Stock shall have the following rights with respect to the conversion of Series D Stock into Common Stock:

(a)General. Any share of Series D Stock may, at the option of the holder, be converted at any time into such number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series D Conversion Rate (determined under Section 4(b)) by the number of shares of Series D Stock being converted.

(b)Conversion Rate. The conversion rate for Series D Stock in effect at any time (the “Series D Conversion Rate”) shall equal $1,000 divided by the Series D Conversion Price, calculated as provided in Section 4(c).

(c)Conversion Price. The conversion price for Series D Stock in effect from time to time, except as adjusted in accordance with Section 4(d), shall be $0.03 per share (the “Series D Conversion Price”).

(d)Adjustments to Conversion Price and Conversion Rate. Notwithstanding anything in this Section 4 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 4 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 4 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

(i)In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series D Stock then outstanding shall have the right thereafter to convert such share of Series D Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series D Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each holder of Series D Stock the right to elect the securities, cash or other assets into which the Series D Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

(ii)In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series D Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have

Appendix B - Amended Articles of Incorporation

been entitled to receive after the happening of such event had such Series D Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(e)Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Series D Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise, then and in each such event the holder of each share of Series D Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series D Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(f)Accountant’s Certificate as to Adjustments Notice by the Company. In each case of an adjustment or readjustment of the Series D Conversion Rate, the Company at its expense will furnish each holder of Series D Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series D Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

(g)Exercise of Conversion Privilege.

(i)Generally. Promptly after receiving the certificate representing shares of any Series D Stock being converted, the Company shall: (A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 4 upon the conversion of such shares of Series D Stock, (B) pay to such holder cash, as provided in Section 4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series D Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(ii)Voluntary Conversion. Before any holder of shares of Series D Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 4(a), the date when written notice of the holder’s election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the “Conversion Date.” Notwithstanding the foregoing, if a holder of shares of Series D Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the “Conversion Date.”

(h)Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series D Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined by the Fair Market Price) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series D Stock being converted at any one time by any holder thereof, not upon each share of Series D Stock being converted.

(i)Partial Conversion. In the event some but not all of the shares of Series D Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series D Stock that were not converted.

(j)Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series D Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Stock, the Company shall as soon as

Appendix B - Amended Articles of Incorporation

reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, the holders of Series D Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series D Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

5.Redemption

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Preferred Shares (the “Redemption Period”), the Purchaser shall have the right to demand that the Company redeem all or some of the outstanding Securities (the “Redemption Right”) at a redemption price equal to the Aggregate Purchase Price of such Securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the Aggregate Purchase Price of the Securities being redeemed at a rate of 15% from the date of issuance of the Preferred Shares through to the date of redemption (the “Redemption Price”) by providing written notice to the Company of its election to demand such redemption within 10 days of the Company providing notice of such transactions, which notice the Company will provide promptly to the Purchaser upon signing of the definitive documents in relation to such transactions.

6.Notices of Record Date

In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any Liquidation Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series D Stock a notice specifying: (a) if a plan of merger, consolidation or exchange is to be submitted for approval by the Company’s shareholders, the place, day and hour of the meeting and purpose for which the meeting is called and including a copy or summary of the plan of merger, consolidation or exchange and copies of Alaska Code Sections 574 and 576; (b) the date on which any such reorganization, reclassification, or Liquidation Event is expected to become effective; and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, or Liquidation Event. Such notice shall be mailed or delivered no later than ten (10) days prior to the date specified in such notice on which such action is to be taken.

7.Transfer

The shares of Series D Stock are non-transferrable.

8.Other Rights

Except as otherwise provided in this Certificate of Designation, each share of Series D Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

Designation of Series E Convertible Preferred

RESOLVED, the Board of the Company hereby authorizes, approves, ratifies and confirms, pursuant to Sections 308 and 315 of the Alaska Code and this Article Four of these Articles of Incorporation, the designation of 300 shares of the authorized and undesignated 8,999,450 shares of preferred stock, par value as the Board may determine, as Series E Convertible Preferred Stock (“Series E Stock”). The rights, preferences and restrictions and other matters relating to the Series E Stock are set forth below:

1. Series E Convertible Preferred Stock Par Value

The Series E Stock shall have no par value.

2.Liquidation Rights

(a)Subject to Section 2(b) below, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (in each case, a “Liquidation Event”), each holder of outstanding shares of Series E Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings and before any amount shall be paid or distributed to the holders of any class of the Company’s common

Appendix B - Amended Articles of Incorporation

stock, par value $.10 per share (the “Common Stock”), or of any other stock ranking on liquidation junior to the Series E Stock, an amount in cash equal to $1,000 per share (adjusted appropriately for stock splits, stock dividends and the like) (the “Series E Liquidation Amount”), payable pari passu with the preference; provided, however, that if upon any Liquidation Event, the amounts payable with respect to the Series E Stock are not paid in full, the holders of the Series E Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b) Holders of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be paid in advance of holders of Series E Stock on the occurrence of a Liquidation Event.

(c) After payment has been made to the holders of the Series E Stock of the applicable Series E Liquidation Amount in accordance with Section 2(a), the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings, an amount equal to the total price per share paid (in cash and/or property) shall be distributed ratably among the holders of Series A Preferred Stock (on an as-if-converted basis), Series B Preferred Stock (on an as-if-converted basis), Series C Stock (on an as-if-converted basis), Series E Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

(d)A merger or consolidation of the Company (except (i) a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company shall be regarded as a Liquidation Event within the meaning of this Section 2; provided, however, that each holder of the Series E Stock shall have the right to convert his, her or its shares of Series E Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(g) hereof no later than ten (10) days before the effective date of such Liquidation Event.

(e)If any assets other than cash are to be distributed under this Section 2 or for any purpose, the value of such assets will be deemed to be their fair market value as determined in good faith by the Board; provided, however, (i) in the case of a merger or consolidation of the Company (except a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company, the value of any securities shall be determined in the manner specified in the agreement entered into by the Company in connection with the transaction; and (ii) in the case of any other transaction, any securities (the “Fair Market Price”) shall be valued as follows:

(A)if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

(B)if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

(C) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

3.Voting Rights

(a)General. Each holder of Series E Stock shall be entitled to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Series E Stock could be converted under Section 4, at the record date for the determination of stockholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of stockholders at which the vote is to be taken is delivered to stockholders, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. Notwithstanding any provision of this Certificate of Designation, each such holder shall be entitled to notice of any stockholder’s meeting in accordance with the Company’s Bylaws. Except as otherwise expressly provided in the Company’s Articles of Incorporation, by the Alaska Code or this Certificate of Designation, the holders of shares of Series E Stock shall vote together as a single class on an as-if-converted basis on all matters.

(b)Protective Provisions. For as long as any shares of Series E Stock at any time issued remain outstanding, without the affirmative consent of the holders of at least a majority of Series E Stock then outstanding, voting as a separate class, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series E Stock, the Company shall not:

Appendix B - Amended Articles of Incorporation

(i)adopt any amendment to this Certificate of Designation, or any amendment to its Articles of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series E Stock; or

(ii)purchase shares of capital stock, except pursuant to agreements with employees or consultants of the Company providing for repurchases of the Company’s capital stock upon termination of the employees or consultants, provided such repurchases are approved by the Board.

4.Conversion Rights

The holders of Series E Stock shall have the following rights with respect to the conversion of Series E Stock into Common Stock:

(a)General. Any share of Series E Stock may, at the option of the holder, be converted at any time into such number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series E Conversion Rate (determined under Section 4(b)) by the number of shares of Series E Stock being converted.

(b)Conversion Rate. The conversion rate for Series E Stock in effect at any time (the “Series E Conversion Rate”) shall equal $1,000 divided by the Series E Conversion Price, calculated as provided in Section 4(c).

(c)Conversion Price. The conversion price for Series E Stock in effect from time to time, except as adjusted in accordance with Section 4(d), shall be $0.03 per share (the “Series E Conversion Price”).

(d)Adjustments to Conversion Price and Conversion Rate. Notwithstanding anything in this Section 4 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 4 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 4 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

(i)In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series E Stock then outstanding shall have the right thereafter to convert such share of Series E Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series E Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each holder of Series E Stock the right to elect the securities, cash or other assets into which the Series E Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

(ii)In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series E Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have been entitled to receive after the happening of such event had such Series E Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(e)Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Series E Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise, then and in each such event the holder of each share of Series E Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common

Appendix B - Amended Articles of Incorporation

Stock into which such share of Series E Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(f)Accountant’s Certificate as to Adjustments Notice by the Company. In each case of an adjustment or readjustment of the Series E Conversion Rate, the Company at its expense will furnish each holder of Series E Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series E Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

(g)Exercise of Conversion Privilege.

(i)Generally. Promptly after receiving the certificate representing shares of any Series E Stock being converted, the Company shall: (A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 4 upon the conversion of such shares of Series E Stock, (B) pay to such holder cash, as provided in Section 4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series E Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(ii)Voluntary Conversion. Before any holder of shares of Series E Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 4(a), the date when written notice of the holder’s election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the “Conversion Date.” Notwithstanding the foregoing, if a holder of shares of Series E Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the “Conversion Date.”

(h)Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series E Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined by the Fair Market Price) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series E Stock being converted at any one time by any holder thereof, not upon each share of Series E Stock being converted.

(i)Partial Conversion. In the event some but not all of the shares of Series E Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series E Stock that were not converted.

(j)Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series E Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, the holders of Series E Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series E Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

5.Redemption

Appendix B - Amended Articles of Incorporation

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Preferred Shares (the “Redemption Period”), the Purchaser shall have the right to demand that the Company redeem all or some of the outstanding Securities (the “Redemption Right”) at a redemption price equal to the Aggregate Purchase Price of such Securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the Aggregate Purchase Price of the Securities being redeemed at a rate of 15% from the date of issuance of the Preferred Shares through to the date of redemption (the “Redemption Price”) by providing written notice to the Company of its election to demand such redemption within 10 days of the Company providing notice of such transactions, which notice the Company will provide promptly to the Purchaser upon signing of the definitive documents in relation to such transactions.

6.Notices of Record Date

In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any Liquidation Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series E Stock a notice specifying: (a) if a plan of merger, consolidation or exchange is to be submitted for approval by the Company’s shareholders, the place, day and hour of the meeting and purpose for which the meeting is called and including a copy or summary of the plan of merger, consolidation or exchange and copies of Alaska Code Sections 574 and 576; (b) the date on which any such reorganization, reclassification, or Liquidation Event is expected to become effective; and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, or Liquidation Event. Such notice shall be mailed or delivered no later than ten (10) days prior to the date specified in such notice on which such action is to be taken.

7.Transfer

The shares of Series E Stock are non-transferrable.

8.Other Rights

Except as otherwise provided in this Certificate of Designation, each share of Series E Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

Designation of Series F Convertible Preferred

RESOLVED, the Board of the Company hereby authorizes, approves, ratifies and confirms, pursuant to Sections 308 and 315 of the Alaska Code and this Article Four of these Articles of Incorporation, the designation of 50 shares of the authorized and undesignated 8,999,150 shares of preferred stock, par value as the Board may determine, as Series F Convertible Preferred Stock (“Series F Stock”). The rights, preferences and restrictions and other matters relating to the Series F Stock are set forth below:

1. Series F Convertible Preferred Stock Par Value

The Series F Stock shall have no par value.

2.Liquidation Rights

(a)Subject to Section 2(b) below, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (in each case, a “Liquidation Event”), each holder of outstanding shares of Series F Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings and before any amount shall be paid or distributed to the holders of any class of the Company’s common stock, par value $0.10 per share (the “Common Stock”), or of any other stock ranking on liquidation junior to the Series F Stock, an amount in cash equal to $1,000 per share (adjusted appropriately for stock splits, stock dividends and the like) (the “Series F Liquidation Amount”), payable pari passu with the preference; provided, however, that if upon any Liquidation Event, the amounts payable with respect to the Series F Stock are not paid in full, the holders of the Series F Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b) Holders of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be paid in advance of holders of Series F Stock on the occurrence of a Liquidation Event.

Appendix B - Amended Articles of Incorporation

(c) After payment has been made to the holders of the Series F Stock of the applicable Series F Liquidation Amount in accordance with Section 2(a), the assets of the Company available for distribution to stockholders, whether such assets are capital, surplus or earnings, an amount equal to the total price per share paid (in cash and/or property) shall be distributed ratably among the holders of Series A Preferred Stock (on an as-if-converted basis), Series B Preferred Stock (on an as-if-converted basis), Series C Stock (on an as-if-converted basis), Series D Stock (on an as-if-converted basis), Series E Stock (on an as-if-converted basis), Series F Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

(d)A merger or consolidation of the Company (except (i) a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company shall be regarded as a Liquidation Event within the meaning of this Section 2; provided, however, that each holder of the Series F Stock shall have the right to convert his, her or its shares of Series F Stock to Common Stock pursuant to Section 4(a) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2. Notice of such conversion shall be submitted in accordance with the provisions of Section 4(g) hereof no later than ten (10) days before the effective date of such Liquidation Event.

(e)If any assets other than cash are to be distributed under this Section 2 or for any purpose, the value of such assets will be deemed to be their fair market value as determined in good faith by the Board; provided, however, (i) in the case of a merger or consolidation of the Company (except a merger into or with a wholly-owned subsidiary of the Company with requisite stockholder approval or a merger in which the beneficial owners of the Company’s outstanding capital stock immediately prior to such transaction hold more than 50% of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Company, the value of any securities shall be determined in the manner specified in the agreement entered into by the Company in connection with the transaction; and (ii) in the case of any other transaction, any securities (the “Fair Market Price”) shall be valued as follows:

(A)if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) business days prior to the distribution;

(B)if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) business days prior to the distribution; and

(C) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

3.Voting Rights

(a)General. Each holder of Series F Stock shall be entitled to vote on all matters upon which holders of Common Stock would be entitled to vote and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Series F Stock could be converted under Section 4, at the record date for the determination of stockholders entitled to vote on such matter, or, if no such record date is established, at the day before the first notice of the meeting of stockholders at which the vote is to be taken is delivered to stockholders, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. Notwithstanding any provision of this Certificate of Designation, each such holder shall be entitled to notice of any stockholder’s meeting in accordance with the Company’s Bylaws. Except as otherwise expressly provided in the Company’s Articles of Incorporation, by the Alaska Code or this Certificate of Designation, the holders of shares of Series F Stock shall vote together as a single class on an as-if-converted basis on all matters.

(b)Protective Provisions. For as long as any shares of Series F Stock at any time issued remain outstanding, without the affirmative consent of the holders of at least a majority of Series F Stock then outstanding, voting as a separate class, given by written consent or by vote at a meeting called for such purpose for which notice shall have been duly given to the holders of Series F Stock, the Company shall not:

(i)adopt any amendment to this Certificate of Designation, or any amendment to its Articles of Incorporation or Bylaws, that eliminates, amends, restricts or otherwise adversely affects the rights and preferences of the Series F Stock; or

(ii)purchase shares of capital stock, except pursuant to agreements with employees or consultants of the Company providing for repurchases of the Company’s capital stock upon termination of the employees or consultants, provided such repurchases are approved by the Board.

4.Conversion Rights

The holders of Series F Stock shall have the following rights with respect to the conversion of Series F Stock into Common Stock:

Appendix B - Amended Articles of Incorporation

(a)General. Any share of Series F Stock may, at the option of the holder, be converted at any time into such number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series F Conversion Rate (determined under Section 4(b)) by the number of shares of Series F Stock being converted.

(b)Conversion Rate. The conversion rate for Series F Stock in effect at any time (the “Series F Conversion Rate”) shall equal $1,000 divided by the Series F Conversion Price, calculated as provided in Section 4(c).

(c)Conversion Price. The conversion price for Series F Stock in effect from time to time, except as adjusted in accordance with Section 4(d), shall be $0.03 per share (the “Series F Conversion Price”).

(d)Adjustments to Conversion Price and Conversion Rate. Notwithstanding anything in this Section 4 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 4 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 4 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

(i)In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series F Stock then outstanding shall have the right thereafter to convert such share of Series F Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series F Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each holder of Series F Stock the right to elect the securities, cash or other assets into which the Series F Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

(ii)In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series F Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have been entitled to receive after the happening of such event had such Series F Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(e)Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Series F Stock shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise, then and in each such event the holder of each share of Series F Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Series F Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(f)Accountant’s Certificate as to Adjustments Notice by the Company. In each case of an adjustment or readjustment of the Series F Conversion Rate, the Company at its expense will furnish each holder of Series F Stock, as applicable, with a certificate, prepared by independent public accountants of recognized standing if so required in writing by holders of a majority of the outstanding Series F Stock, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.

(g)Exercise of Conversion Privilege.

(i)Generally. Promptly after receiving the certificate representing shares of any Series F Stock being converted, the Company shall: (A) issue and deliver to the holder of the shares being converted, or, if permitted by applicable securities laws, to the nominee or nominees of such holder, a certificate or certificates as such holder may request for

Appendix B - Amended Articles of Incorporation

the number of whole shares of Common Stock issuable in accordance with the provisions of this Section 4 upon the conversion of such shares of Series F Stock, (B) pay to such holder cash, as provided in Section 4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined below for voluntary conversions and for mandatory conversions), and at such time, whether or not certificates representing the shares being converted shall have been received by the Company or its transfer agent in the case of a mandatory conversion, the rights of the holder as holder of the converted shares of Series F Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(ii)Voluntary Conversion. Before any holder of shares of Series F Stock shall be entitled to voluntarily convert such shares to Common Stock pursuant to Section 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such shares and, if appropriate, shall give written notice by mail, postage prepaid, addressed to the same location at which the certificate or certificates were or will be surrendered, of the election to convert such shares and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. With respect to a voluntary conversion pursuant to Section 4(a), the date when written notice of the holder’s election to convert is received by the Company or a transfer agent for the shares to be converted, together with the certificate or certificates representing the shares to be converted, shall be the “Conversion Date.” Notwithstanding the foregoing, if a holder of shares of Series F Stock conditions such voluntary conversion on the occurrence or non-occurrence of a stated event, the date on which such event shall occur (or fail to occur, as the case may be) shall be the “Conversion Date.”

(h)Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series F Stock, but the Company shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined by the Fair Market Price) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series F Stock being converted at any one time by any holder thereof, not upon each share of Series F Stock being converted.

(i)Partial Conversion. In the event some but not all of the shares of Series F Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the shares of Series F Stock that were not converted.

(j)Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series F Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series F Stock and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series F Stock, the Company shall as soon as reasonably practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, the holders of Series F Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series F Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

5.Redemption

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Preferred Shares (the “Redemption Period”), the Purchaser shall have the right to demand that the Company redeem all or some of the outstanding Securities (the “Redemption Right”) at a redemption price equal to the Aggregate Purchase Price of such Securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the Aggregate Purchase Price of the Securities being redeemed at a rate of 15% from the date of issuance of the Preferred Shares through to the date of redemption (the “Redemption Price”) by providing written notice to the Company of its election to demand such redemption within 10 days of the Company providing notice of such transactions, which notice the Company will provide promptly to the Purchaser upon signing of the definitive documents in relation to such transactions.

Appendix B - Amended Articles of Incorporation

6.Notices of Record Date

In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any Liquidation Event, the Company shall mail or deliver, or cause to be mailed or delivered, to each holder of Series F Stock a notice specifying: (a) if a plan of merger, consolidation or exchange is to be submitted for approval by the Company’s shareholders, the place, day and hour of the meeting and purpose for which the meeting is called and including a copy or summary of the plan of merger, consolidation or exchange and copies of Alaska Code Sections 574 and 576; (b) the date on which any such reorganization, reclassification, or Liquidation Event is expected to become effective; and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, or Liquidation Event. Such notice shall be mailed or delivered no later than ten (10) days prior to the date specified in such notice on which such action is to be taken.

7.Transfer

The shares of Series F Stock are non-transferrable.

8.Other Rights

Except as otherwise provided in this Certificate of Designation, each share of Series F Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share.

Item 4: Signatures

William Schara

Signature of PresidentPrinted Name of President  Date

Ted Sharp

Signature of SecretaryPrinted Name of Secretary  Date

Appendix C - Restated 2008 Equity Incentive Plan

Appendix C

Restated 2008 Equity Incentive Plan

GOLDRICH MINING COMPANY

2008 EQUITY INCENTIVE PLAN

Appendix C - Restated 2008 Equity Incentive Plan

Table of Contents

    Page

1.PURPOSES OF THE PLAN3

2.DEFINITIONS3

(a) “Award”3

(b) “Award Agreement”3

(c) “Beneficial Ownership”3

(d) “Board”3

(e) “Change in Control”3

(f) “Change in Control Value”3

(g) “Code”3

(h) “Committee”3

(i) “Common Stock”3

(j) “Company”3

(k) “Consultant”3

(l) “Continuous Status as a Participant”4

(m) “Director”4

(n) “Disability”4

(o) “Effective Date”4

(p) “Employee”4

(q) “Exchange Act”4

(r) “Executive Officers”4

(s) `”Fair Market Value”4

(t) “Former Plan”4

(u) “Incentive Stock Option”4

(v) “Non-Employee Director”4

(w) “Non Qualified Stock Option”4

(x) “Option”4

(y) “Option Price”4

(z) “Parent”4

(aa) “Participant”4

(bb) “Performance Criteria”5

(cc) “Plan”5

(dd) “Reprice”5

(ee) “Restricted Stock”5

(ff) “Restricted Stock Units”5

(gg) “SAR”5

(hh) “SEC”5

(ii) “Share”5

(jj) “Stand-Alone SAR”5

(kk) “Subcommittee”5

(ll) “Subsidiary”5

(mm) “Ten Percent Shareholder”5

3.SHARES SUBJECT TO THE PLAN.5

(a) Reservation of Shares.  5

(b) Substitutions and Assumptions.5

(c) Securities Law Compliance5

4.ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN.6

(a) Capitalization Adjustments6

(b) Change in Control6

(c) No Limitations6

i

Appendix C - Restated 2008 Equity Incentive Plan

5.PLAN ADMINISTRATION.6

(a) Authority6

(b) Powers of the Committee6

(c) Effect of Committee’s Decision7

6.GENERAL ELIGIBILITY.7

(a) Awards7

(b) No Employment/Service Rights7

7.GRANT, TERMS AND CONDITIONS OF OPTIONS.8

(a) Designation8

(b) Option Price8

(c) Term of Options8

(d) Vesting8

(e) Substitution of SARs for Options8

(f) Exercise8

8.GRANT, TERMS AND CONDITIONS OF STOCK AWARDS.8

(a) Designation8

(b) Restrictions8

(c) Performance Criteria8

(d) Vesting9

9.GRANT, TERMS AND CONDITIONS OF SARS.9

(a) Grants9

(b) Stand-Alone SARs.9

10.PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.9

(a) Procedure9

(b) Method of Payment9

(c) Withholding Obligations10

(d) Shareholder Rights10

(e) Non-Transferability of Awards10

11.EXPIRATION OF AWARDS.10

(a) Expiration, Termination or Forfeiture of Awards10

(b) Extension of Term10

12.TERM, AMENDMENT AND TERMINATION OF THE PLAN.10

(a) Term of Plan10

(b) Amendment and Termination10

(c) Effect of Amendment or Termination11

(d) Code Section 409A.11

ii

GOLDRICH MINING COMPANY

2008 EQUITY INCENTIVE PLAN

1.Purposes of the Plan.  The purposes of this Plan are to further the growth, development and financial success of the Company by attracting and retaining the most talented Employees, Consultants and Directors available, and by aligning the long-term interests of Employees, Consultants and Directors with those of the shareholders by providing an opportunity to acquire an ownership interest in the Company and by providing both performance rewards and long term incentives for future contributions to the success of the Company.

The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights, at the discretion of the Board (as recommended by the Committee) and as reflected in the terms of the Award Agreement.  Each Award will be subject to conditions specified in the Plan, such as continued employment or satisfaction of performance criteria, as well as any conditions specified in the Award Agreement.

The options granted under the Former Plan shall continue to be administered under the Former Plan until such time as those options are exercised, expire or become unexercisable for any reason.

2.Definitions.  As used herein, the following definitions shall apply:

(a)“Award” shall mean any award or benefits granted under the Plan, including Options, Shares, Restricted Stock, Restricted Stock Units, SARs and cash.

(b)“Award Agreement” shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

(c)“Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Change in Control” shall mean any of the following events: (i) any organization, group, or person (“Person”) (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company; or (ii) during any two (2) year period, a majority of the members of the Board serving at the date of approval of this Plan by shareholders is replaced by Directors who are not nominated and approved by the Board; or (iii) a majority of the members of the Board are represented by, appointed by, or affiliated with any Person whom the Board has determined is seeking to effect a Change in Control of the Company; or (iv) the Company shall be combined with or acquired by another company and the Board shall have determined, either before such event or thereafter, by resolution, that a Change in Control will or has occurred.

(f)“Change in Control Value” shall equal (i) the per share price offered to shareholders of the Company in any Change in Control transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (iii) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which any Award being surrendered or otherwise canceled are subject, as determined by the Board (as recommended by the Committee) as of the date determined by the Board (as recommended by the Committee) to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to shareholders of the Company in any transaction consists of anything other than cash, the Board (as recommended by the Committee) shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(g)“Code” shall mean the Internal Revenue Code of 1986, as amended.

(h)“Committee” shall mean the Compensation Committee of the Board.  The members of the Committee shall be appointed from time to time and shall serve at the discretion of the Board.

(i)“Common Stock” shall mean the common stock of the Company.

(j)“Company” shall mean Goldrich Mining Company, an Alaska corporation and any successor thereto.

(k)“Consultant” shall mean any person, except an Employee, engaged by the Company or any Subsidiary of the Company, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

(l)“Continuous Status as a Participant” shall mean (i) for Employees, the absence of any interruption or termination of service as an Employee, (ii) for Directors, the absence of any interruption or termination of service as a Director, and (iii) for Consultants, the absence of any interruption, expiration, or termination of such person’s consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person’s Award Agreement.  Continuous Status as a Participant shall not be considered interrupted (A) for an Employee on leave under any recognized form of leave under policies of the Company or any applicable Subsidiary as may be in effect from time to time, and (B) for a Consultant, in the case of any temporary interruption in such person’s availability to provide services to the Company which has been authorized in writing by a vice president of the Company prior to its commencement.

(m)“Director” shall mean a member of the Board.

(n)“Disability” shall mean (i) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of “Disability” as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan shall mean a “permanent and total disability” as the term is defined for purposes of Section 22(e)(3) of the Code.

(o)“Effective Date” shall mean the date of the meeting of the Shareholders of the Company at which this Plan is approved by the Company's Shareholders.

(p)“Employee” shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary of the Company.  A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company, or any Subsidiary of the Company.  Persons providing services to the Company, or to any Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

(q)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r)“Executive Officers” shall mean the officers of the Company as such term is defined in Rule 16a-1 under the Exchange Act.

(s)“Fair Market Value” shall mean a price that is based on the sale price of the last transaction of a the Company’s Common Stock Share on any established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Board (as recommended by the Committee) in its discretion; provided, however, the period shall not extend more than thirty (30) days prior and thirty (30) days after the date of the applicable valuation date (i.e., grant, exercise, vesting or the like). Such definition of Fair Market Value shall be specified in the Award Agreement.  If the Common Stock is not traded on an established stock exchange, Fair Market Value shall be determined according to Treasury Regulation §1.409A-1(b)(5)(iv)(B).

(t)“Former Plan” shall mean the Little Squaw Gold Mining Company Restated 2003 Share Incentive Plan.

(u)“Incentive Stock Option” shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v)“Non-Employee Director” shall mean a Director who is not an Employee.

(w)“Non Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(x)“Option” shall mean a stock option granted pursuant to Section 7 of the Plan.

(y)“Option Price” shall mean the per share purchase price of a Share purchased pursuant to an Option.

(z)“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa)“Participant” shall mean an Employee, Director or Consultant.

(bb)“Performance Criteria” shall have the meaning set forth in Section 8(c).

(cc)“Plan” shall mean this Goldrich Mining Company 2008 Equity Incentive Plan, including any amendments thereto.

(dd)“Reprice” shall mean the adjustment or amendment of the exercise price of Options or SARs previously awarded whether through amendment, cancellation, replacement of grants or any other means.

(ee)“Restricted Stock” shall mean a grant of Shares pursuant to Section 8 of the Plan.

(ff)“Restricted Stock Units” shall mean a grant of the right to receive Shares in the future or their cash equivalent (or both) pursuant to Section 8 of the Plan.

(gg)“SAR” shall mean a stock appreciation right awarded pursuant to Section 9 of the Plan.

(hh)“SEC” shall mean the Securities and Exchange Commission.

(ii)“Share” shall mean one share of Common Stock, as adjusted in accordance with Section 4 of the Plan.

(jj)“Stand-Alone SAR” shall have the meaning set forth in Section 9(b).

(kk)“Subcommittee” shall have the meaning set forth in Section 5(d).

(ll)“Subsidiary” shall mean (1) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of a Nonqualified Stock Option, Restricted Stock, a Restricted Stock Unit or a SAR, in addition to a subsidiary corporation as defined in (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

(mm)“Ten Percent Shareholder” shall mean a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.Shares Subject to the Plan.

(a)Reservation of Shares.  The shares of Common Stock reserved under this Plan will include the reserved 1.2 million (1,200,000) Shares of Common Stock under the Former Plan, and an additional 8.35 million (8,350,672) Shares of Common Stock.  Subject to the provisions of Section 4, the maximum aggregate number of Shares which may be awarded and delivered under the Plan shall not exceed 9.55 million (9,550,672) Shares (adjusted, proportionately, in the event of any stock split or stock dividend with respect to the Shares).  The maximum number which may be granted as Incentive Stock Options under this Plan shall not exceed 9.55 million (9,550,672) Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The number of shares of Common Stock underlying an Award not issued as a result of any of the following actions shall again be available for issuance under the Plan: (i) a payout of a Stand-Alone SAR, or a performance-based award of Restricted Stock or Restricted Stock Units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason of any Stock Award; or (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout.  The Shares may be authorized but unissued, or reacquired shares of Common Stock.

(b)Substitutions and Assumptions. the Board (as recommended by the Committee) shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder.  The number of Shares reserved pursuant to Section 3(a) may be increased by a corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

(c)Securities Law Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

4.Adjustments to Shares Subject to the Plan.

(a)Capitalization Adjustments.  If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per Share covered by outstanding Awards under the Plan and (iii) the maximum number of Shares which may be granted as Incentive Stock Options under the Plan.  The Board (as recommended by the Committee) may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend.  In determining adjustments to be made under this Section 4, the Board (as recommended by the Committee) may take into account such factors as it deems appropriate, including the restrictions of applicable law and the potential tax consequences of an adjustment, and in light of such factors may make adjustments that are not uniform or proportionate among outstanding Awards.  Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Board (as recommended by the Committee) shall be final, binding and conclusive.  The Board (as recommended by the Committee) in its discretion may provide holders of Restricted Stock or Restricted Stock Units a dividend equivalent right with respect to the Shares the Participant shall be entitled to receive or purchase.  For purposes of this Section 4, conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(b)Change in Control.  In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 4(b)) for those outstanding under the Plan, or (2) in the event any surviving corporation does not agree to assume or continue such Awards, or to substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the Board (as recommended by the Committee), acting in its sole discretion without the consent or approval of any Participant, may effect one or more of the following alternatives with respect to the then outstanding Awards held by Participants which may vary among individual Participants and which may vary among the Awards held by any individual Participant:

(i)Accelerate the time at which such Awards may be exercised or adjust the time period during which such Awards may be exercised so that such Awards may be exercised for a period of time on or before a specified date (before or after such Change in Control) fixed by the Board (as recommended by the Committee), after which specified date all Awards shall terminate or be otherwise cancelled,

(ii)Require the mandatory surrender to the Company by Participants of some or all of their Awards (irrespective of whether such Awards are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Change in Control, specified by the Board (as recommended by the Committee), in which event the Board (as recommended by the Committee) shall thereupon cancel such Awards and pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess of the Change in Control Value of the shares subject to such Award over any consideration required to be paid by the Participant for such shares (e.g., the exercise price under an Option) or

(iii)Make such adjustments to such Awards as the Board (as recommended by the Committee) deems appropriate to reflect such Change in Control, provided, however, that the Board (as recommended by the Committee) may determine in its sole discretion that no adjustment is necessary to the Awards.

(c)No Limitations.  Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

5.Plan Administration.

(a)Authority.  The Plan shall be administered by the Board.  The Committee shall assist the Board in the administration the Plan by providing recommendations to the Board.

(b)Powers of the Committee.  Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

(i)to recommend to the Board any grant of any Award of Incentive Stock Options, Nonqualified Stock Options, Shares, Restricted Stock, Restricted Stock Units and SARs to Participants and to determine the terms and conditions of such recommended Awards, including the determination of the Fair Market Value of the Shares and the exercise price (subject to Section 7(b)), and to recommend to the Board any modification or amendment of each Award, with the consent of the Participant when required;

(ii)to recommend to the Board the Participants to whom Awards, if any, will be granted hereunder, additional eligibility requirements for such awards, the timing of such Awards (including vesting and forfeiture of the Awards), and the number of Shares (if any) to be represented by each Award;

(iii)to recommend to the Board any construction and interpretation of the Plan, the Awards granted hereunder, and any Award Agreement;

(iv)to recommend to the Board any new, amendment or rescission of any rules and regulations relating to the Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee or the Board to be inconsistent with the purposes of the Plan or any Award Agreement;

(v)to recommend to the Board any performance, conduct and other criteria for Awards made pursuant to the Plan in accordance with a methodology established by the Committee or the Board, and to determine whether performance, conduct and other goals have been attained;

(vi)to recommend to the Board any acceleration or deferral (with the consent of the Participant) of the exercise or vested date of any Award;

(vii)to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board;

(viii)to recommend to the Board the establishment of any subplans, procedures or guidelines for the grant of Awards to Employees, Directors and Consultants;

(ix)to recommend to the Board the determination of eligibility for an Award and to recommend to the Board whether to authorize the cancellation, forfeiture or suspension of an Award; and

(x)to recommend to the Board any other determinations deemed necessary or advisable for the administration of the Plan;

Provided that, no consent of a Participant is necessary under clauses (i) or (vi) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Board confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 4.

(c)Effect of Board’s Decision.  All decisions, determinations, and interpretations of the Board shall be final, conclusive and binding on all Participants, the Company, any shareholder and all other persons.

6.General Eligibility.

(a)Awards.  Awards may be granted to Participants, provided that additional eligibility requirements may be set forth in specific arrangements that limit or narrow the category of Participants, and further provided that Incentive Stock Options may only granted to Employees.  A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.  Form S-8 generally is available to consultants and advisors only if (I) they are natural persons, (II) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (III) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(b)No Employment/Service Rights.  Nothing in the Plan shall confer upon any Participant the right to an Award or to continue in service as an Employee or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person), or of any Participant, which rights are hereby expressly reserved by each, to terminate such person’s services at any time for any reason, with or without cause (as such term is defined in a Company subplan or an Award Agreement, as applicable).

7.Grant, Terms and Conditions of Options.

(a)Designation.  Each Option shall be designated in an Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.  However, notwithstanding the foregoing, if an Option is not designated as an Incentive Stock Option, such Option will be deemed to be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  For this purpose, Options shall be taken into account in the order in which they were granted.

(b)Option Price.  The per Share exercise price under an Incentive Stock Option (i) granted to a Ten Percent Shareholder, shall be no less than 110% of the Fair Market Value per Share on the date of grant, or (ii) granted to any other Participant, shall be no less than 100% of the Fair Market Value per Share on the date of grant.  The per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant.

(c)Term of Options.  The term of each Incentive Stock Option shall be no more than ten (10) years from the date of grant.  However, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the term of the Option shall be no more than five (5) years from the date of grant.  The term of all Nonqualified Options shall be no longer than ten (10) years unless otherwise provided by the Board (as recommended by the Committee) in its discretion.

(d)Vesting.  To the extent Options vest and become exercisable in increments, unless otherwise provided in the applicable Award Agreement or any severance agreement (i) such Options shall cease to vest upon a Participant’s Disability or termination of such Participant’s Continuous Status as a Participant (other than upon a Participant’s death), and (ii) such Options shall immediately vest in full upon a Participant’s death.

(e)Substitution of SARs for Options.  The Board (as recommended by the Committee) may provide in the Award Agreement evidencing the grant of an Option that the Board (as recommended by the Committee) shall have the sole discretion to substitute without receiving Participants’ permission, SARs paid only in stock for outstanding Options; provided, the terms of the substituted stock SARs are the same as the terms of the Options, the number of shares underlying the number of stock SARs equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying Shares and the grant price of the SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the exercise price of the Options.

(f)Exercise.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board (as recommended by the Committee) at the time of grant, and as shall be permissible under the terms of the Plan.  No fractional Shares may be issued or delivered pursuant to the Plan or any Award.

8.Grant, Terms and Conditions of Stock Awards.

(a)Designation.  Restricted Stock or Restricted Stock Units may be granted under the Plan.  Restricted Stock or Restricted Stock Units may include a dividend equivalent right, as permitted by Section 4.  After the Board (as recommended by the Committee) determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer.  The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Board (as recommended by the Committee).  Restricted Stock Units may be paid as permitted by Section 12(b).  The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Board (as recommended by the Committee).

(b)Restrictions.  Subject to Section 8(c), the Board (as recommended by the Committee) may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, conduct criteria or others.  If the Board (as recommended by the Committee) established performance or other goals, the Board (as recommended by the Committee) shall determine whether a Participant has satisfied the performance of such goals.

(c)Performance Criteria.  Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Board (as recommended by the Committee) and specified at the time such Restricted Stock, Restricted Stock Units and cash awards are granted.  For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Board): (i) cash flow; (ii) earnings per share; (iii) earnings per share growth; (iv) earnings before interest, taxes, and amortization; (v) return on equity; (vi) market share; (vii) total shareholder return; (viii) share price performance; (ix) return on capital; (x) return on assets, net assets or invested assets; (xi) revenue; (xii) revenue growth; (xiii) earnings growth; (xiv) operating income; (xvi) operating profit; (xvii) growth in operating income or profit;

(xviii) profit margin; (xix) return on operating revenue; (xx) return on invested capital; (xxi) market price of Shares; (xxii) brand recognition; (xxiii) customer satisfaction; (xxiv) operating efficiency; (xxv) productivity; (xxvi) project progression; or (xxvi) reduction in costs.  Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

(d)Vesting.  Unless an Award Agreement provides otherwise, non-vested Shares underlying Restricted Stock shall be forfeited and the Restricted Stock Units shall be terminated upon cessation of a Participant’s Continuous Status as a Participant.  Unless an Award Agreement provides otherwise, non-vested Shares underlying Restricted Stock and Restricted Stock Units shall vest in full immediately upon death.  To the extent that the Participant purchased the Shares granted under any such Restricted Stock award and any such Shares remain non-vested at the time of cessation of a Participant’s Continuous Status as a Participant, the cessation of Participant’s Continuous Status as a Participant shall cause an immediate sale of such non-vested Shares to the Company at the original price per Share paid by the Participant.

9.Grant, Terms and Conditions of SARs.

(a)Grants.  The Board (as recommended by the Committee) shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Participants.  The term of a SAR shall be at the discretion of the Board (as recommended by the Committee).  In no event shall the Board or the Committee be permitted to Reprice a SAR after the date of grant without shareholder approval.

(b)Stand-Alone SARs.

(i)A Participant may be granted a Stand-Alone SAR not tied to any underlying Option under Section 7 of the Plan.  The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Board (as recommended by the Committee) shall establish.  Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

(ii)The number of Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Board (as recommended by the Committee) at the time the Stand-Alone SAR is granted.  In no event, however, may the base price per Share be less than the Fair Market Value per underlying Share on the grant date.

(iii)The distribution with respect to an exercised Stand-Alone SAR may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Board (as recommended by the Committee) shall deem appropriate.

10.Procedure for Exercise; Rights as a Shareholder.

(a)Procedure.  An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises, purchases and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable.  The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company.  Full payment may, as authorized by the Board (as recommended by the Committee), consist of any consideration and method of payment allowable under the terms of this Plan.  The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award.  In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 7(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 4 of the Plan.

(b)Method of Payment.  The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award, including a method of payment, shall be determined by the appropriate officer of the Company at the time of settlement, and which forms may include: (i) check; (ii) wire transfer; (iii) payroll deductions (accumulated without any increase for interest); and (iv) tender of shares of Common Stock owned by the Participant in accordance with rules established by the Board (as recommended by the Committee) from time to time.  Shares used to pay the Option Price shall be valued at their Fair Market Value on the exercise date.  Payment of the aggregate Option Price by means of tendering previously-owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Company, cause the Company to record a loss or expense as a result thereof.  If any amount of accumulated payroll deductions remain in a Participant’s account after the exercise of an Option, the remaining amount shall be held in such Participant’s account for the exercise price of any future Option, unless such Participant does not have any existing future Options.  In the event the Participant does not have an existing Option exercisable in the future, the remaining amount in the Participant’s account with respect to payroll reductions shall be distributed in full to the Participant without interest.

(c)Withholding Obligations.  To the extent required by applicable federal, state, local or foreign law, the Board (as recommended by the Committee) may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Incentive Stock Option, Nonqualified Stock Option, SAR, Restricted Stock or Restricted Stock Units, cash awards or any sale of Shares.  The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.  These obligations may be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant under such Award (provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law) or by tendering Shares previously acquired by the Participant in accordance with rules established by the Board (as recommended by the Committee) from time to time.

(d)Shareholder Rights.  Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(e)Non-Transferability of Awards.  An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, and may not be transferred other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Board (as recommended by the Committee) permits further transferability, on a general or specific basis, in which case the Board (as recommended by the Committee) may impose conditions and limitations on any permitted transferability.

11.Expiration of Awards.

(a)Expiration, Termination or Forfeiture of Awards. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

(i)ninety (90) days after the date of termination of a Participant’s Continuous Status as a Participant other than in circumstances covered by (ii), (iii) or (iv) below;

(ii)immediately upon termination of a Participant’s Continuous Status as a Participant for cause (as defined in a Company subplan or Award Agreement, as applicable);

(iii)twelve (12) months after the date on which a Participant ceased performing services as a result of his or her Disability; and

(iv)twelve (12) months after the date of the death of a Participant who was a Participant whose Continuous Status as a Participant terminated as a result of his or her death.

(b)Extension of Term.  Notwithstanding subsection (a) above, the Board (as recommended by the Committee) shall have the authority to extend the expiration date of any outstanding Options or SARs other than an Incentive Stock Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option or SAR beyond the date on which the Award would have expired or been forfeited if there had been no termination of the Employee’s Continuous Status as a Participant).

12.Term, Amendment and Termination of the Plan.

(a)Term of Plan.  The Plan shall become effective as of the Effective Date.  It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under this Section 13 of the Plan or extended by an amendment approved by the shareholders of the Company pursuant to Section 13(b).

(b)Amendment and Termination.  The Board may amend or terminate the Plan from time to time in such respects as the Board (as recommended by the Committee) may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided that to the extent required by the Code, SEC or any listing requirements, shareholder approval shall not be required for any amendment of the Plan.  Subject to the foregoing, it is specifically intended that the Board (as recommended by the Committee) may amend the Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Board (as recommended by the Committee) to be inconsistent with the purpose of the Plan or any Award Agreement.

(c)Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board (as recommended by the Committee), which agreement must be in writing and signed by the Participant and the Company.

(d)Code Section 409A.  Notwithstanding anything to the contrary in this Section 12, the Board (as recommended by the Committee) may amend the Plan and the Award Agreements without any additional consideration to affected Participants to the extent necessary to avoid penalties arising under Code Section 409A, even if those amendments reduce, restrict or eliminate rights granted under the Plan or Award Agreement (or both) before those amendments.

GOLDRICH MINING COMPANY

By:

     Chairman of the Board of Directors